UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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WASTE CONNECTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held May 25, 2006

Dear Stockholder:

You are invited to attend the annual meeting of stockholders of Waste Connections, Inc. to be held on Thursday, May 25, 2006, at 10:00 A.M., Pacific Time. The meeting will be held at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814, for the following purposes:

1.	To elect two Class II directors to serve for a term of three years;

2.	To approve the Second Amended and Restated 2004 Equity Incentive Plan; and

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

Only stockholders of record of Waste Connections common stock at the close of business on March 28, 2006, are entitled to receive notice of and to vote at the annual meeting or any adjournment of the annual meeting.

Waste Connections’ annual report for the fiscal year 2005 is enclosed for your convenience.

Stockholders of record may vote their proxies by signing, dating and returning the enclosed proxy card. If your shares are held in the name of a bank or broker, you may be able to vote by telephone or on the Internet. Please follow the instructions on the form you receive from your bank or broker. The method by which you decide to vote will not limit your right to vote at the annual meeting. If you later decide to attend the annual meeting in person, you may vote your shares even if you have submitted a proxy in writing, by telephone or on the Internet.

By Order of the Board of Directors,

Robert D. Evans
Secretary

April 10, 2006

Your vote is important. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy card or follow any telephone or Internet procedures established by your bank or broker as promptly as possible in order to ensure your representation at the annual meeting.

WASTE CONNECTIONS, INC.
35 Iron Point Circle, Suite 200
Folsom, California 95630

PROXY STATEMENT

for the
ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 25, 2006

GENERAL INFORMATION

About this Proxy Statement

We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares.

We will bear the costs of soliciting proxies from our stockholders. In addition to soliciting proxies by mail, our directors, officers and employees, without receiving additional compensation, may solicit proxies by telephone or in person.

We will arrange for banks and brokerage firms to forward these proxy materials to the beneficial owners of our common stock for whom they hold shares of record, and we will reimburse them for reasonable out-of-pocket expenses incurred in forwarding these materials. We began mailing these proxy materials to our stockholders on or about April 12, 2006.

Who May Vote

Every holder of Waste Connections common stock, as recorded in our stock register at the close of business on March 28, 2006, may vote at the annual meeting. As of March 28, 2006, 44,425,993 shares of our common stock were outstanding and entitled to vote. Each stockholder of record is entitled to one vote for each share of our common stock held by the stockholder. In addition, on March 28, 2006, we had 9,346,237 shares of common stock reserved for issuance upon the conversion of our outstanding Floating Rate Convertible Subordinated Notes due 2022 and 3.75% Convertible Senior Notes Due 2026, none of which is entitled to vote at the annual meeting. Shares and share prices discussed in this proxy statement have been adjusted to reflect our three-for-two stock split, in the form of a 50% stock dividend, effective as of June 24, 2004.

How to Vote

You may vote in person at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You may revoke your proxy before we vote it at the meeting by submitting a new proxy with a later date, voting in person at the meeting or notifying our Corporate Secretary in writing at: Waste Connections, Inc., 35 Iron Point Circle, Suite 200, Folsom, California 95630. We will count your most current proxy, unless you vote in person at the meeting.

How Proxies Work

Our Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. You can vote by proxy:

•	by mail by signing, dating and mailing the enclosed proxy card; or

•	by telephone or over the Internet if your shares are held in the name of a bank or broker, and instructions for voting in this manner are included in information you receive from your bank or broker.

If you sign your proxy card but do not give voting instructions, we will vote your shares as follows:

•	in favor of our two director candidates;

•	in favor of the Second Amended and Restated 2004 Equity Incentive Plan; and

•	in favor of the ratification of the appointment of the independent registered public accounting firm.

For any other matters that may properly come before the meeting, your shares will be voted at the discretion of the proxy holders. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals, or you may abstain from voting.

You may receive more than one proxy card depending on how you hold your shares. Shares registered in your name are covered by one proxy card. If you hold shares through someone else, such as a broker, you may also receive material from them asking how you want to vote. You should complete and return each proxy card or other voting instruction request provided to you.

Quorum

In order to carry on the business of the annual meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote as of the close of business on the record date must be present at the meeting, either by proxy or in person.

Abstentions, directions to withhold authority and broker non-votes are counted as present at the meeting for determining whether we have a quorum. A broker non-vote occurs when a broker signs and returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

Votes Needed

Directors are elected by a plurality of shares present at the meeting, meaning the two nominees that receive the highest number of votes cast in favor of their election will be elected.

The approval of the Second Amended and Restated 2004 Equity Incentive Plan must comply with the requirements of both the Delaware General Corporation Law and the New York Stock Exchange Listed Company Manual. The Delaware statute requires the favorable vote of a majority of the shares present, either by proxy or in person, and entitled to vote. For such purpose, broker non-votes will not be treated as entitled to vote on such proposal and will not be taken into account in determining whether the required approval of the proposal has been obtained under Delaware law. However, under the New York Stock Exchange requirements for listed companies, a majority of the outstanding voting shares must cast a vote on the proposal (whether in the form of a vote for, a vote against or an abstention), and a majority of the votes so cast must be in favor of the proposal. Accordingly, broker non-votes may prevent the approval of the proposal because they are not treated as votes cast for purposes of the New York Stock Exchange requirement.

The ratification of the appointment of the independent registered public accounting firm requires the favorable vote of a majority of the shares present, either by proxy or in person, and entitled to vote.

Abstentions and directions to withhold authority have the same effect as a vote against a matter because they are considered present and entitled to vote, but are not voted.

Broker non-votes will be considered present for quorum purposes but not considered entitled to vote. Accordingly, broker non-votes will have no effect on the vote, except with respect to the proposal relating to the Second Amended and Restated 2004 Equity Incentive Plan.

Attending in Person

Only stockholders, their proxy holders and our invited guests may attend the meeting. If you plan to attend, please bring identification and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of our stock in order to be admitted to the meeting.

Counting the Vote

We will use an automated system administered by our transfer agent to tabulate the votes at the annual meeting. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of common stock if the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote.

PRINCIPAL STOCKHOLDERS

The following table shows the amount of Waste Connections’ common stock beneficially owned, as of March 1, 2006, by: (i) each person or entity that we know owns more than 5% of our common stock; (ii) the named executive officers identified below under “Executive Compensation” and each director and nominee of Waste Connections; and (iii) all current directors and executive officers of Waste Connections as a group. An asterisk in the Percent of Class column indicates beneficial ownership of less than 1% by a director. Shares and share prices discussed in this proxy statement have been adjusted to reflect our three-for-two stock split, in the form of a 50% stock dividend, effective as of June 24, 2004.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class
T. Rowe Price Associates, Inc.(3)	3,926,850		8.5%
Westfield Capital Management Co., LLC(3)	2,998,790		6.5
FMR Corp.(3)	2,994,750		6.5
Columbia Wanger Asset Management, L.P.(3)	2,402,349		5.2
Steven F. Bouck	711,085	(4)	1.5
Ronald J. Mittelstaedt	696,418	(5)	1.5
Robert D. Evans	396,501	(6)	0.8
Eugene V. Dupreau	258,717	(7)	0.6
Darrell W. Chambliss	222,624	(8)	0.5
Worthing F. Jackman	202,501	(9)	0.4
Michael W. Harlan	55,500	(10)	*
William J. Razzouk	54,750	(10)	*
Robert H. Davis	25,650	(11)	*
All executive officers and directors as a group (15 persons)	3,361,651		7.2

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as the beneficial owner of those securities. Except as otherwise indicated by footnote, we believe that the persons named in this table have sole voting and investment power with respect to the shares of common stock shown.

(2)	Shares of common stock subject to options and/or warrants currently exercisable or exercisable within 60 days after March 1, 2006, shares of common stock into which convertible securities are convertible within 60 days after March 1, 2006, and shares which will become issuable within 60 days after March 1, 2006, pursuant to outstanding restricted stock units count as outstanding for computing the percentage beneficially owned by the person holding such options, warrants, convertible securities and restricted stock units, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. On October 27, 2005, our Board of Directors accelerated the vesting of outstanding options previously awarded to employees. In addition, to prevent unintended benefits to the company’s executive officers and other selected corporate, regional and field employees, restrictions were imposed on any shares obtained through the exercise of such accelerated options. Accordingly, the Resale Restriction Agreement that the company entered into with each of these employees, including each of the named executive officers, prevents the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of the original vesting date of the option, or the individual’s termination of employment.

(3)	The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. The address of Westfield Capital Management Co., LLC is One Financial Center, Boston, Massachusetts 02111. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The address of Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The share ownership of T. Rowe Price Associates, Inc. is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006. The share ownership of Westfield Capital Management Co., LLC is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2005. The share ownership of FMR Corp. is based on a Schedule 13G/A filed with the Securities and Exchange Commission on

February 14, 2006. The share ownership of Columbia Wanger Asset Management, L.P. is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006.

(4)	Includes 498,779 shares subject to options exercisable within 60 days of March 1, 2006. Excludes 2,600 shares owned by Mr. Bouck’s two minor sons as to which Mr. Bouck disclaims beneficial ownership.

(5)	Includes 440,793 shares subject to options exercisable within 60 days of March 1, 2006; 90,000 shares subject to a range forward collar contract that settles on June 11, 2007, and will require Mr. Mittelstaedt to sell such shares at that time at a price per share designated in the contract; and 165,625 shares held by Mittelstaedt Enterprises, L.P., of which Mr. Mittelstaedt is a limited partner. Excludes 1,900 shares held by the Mittelstaedt Family Trust as to which Mr. Mittelstaedt disclaims beneficial ownership.

(6)	Includes 394,501 shares subject to options exercisable within 60 days after March 1, 2006.

(7)	Includes 127,007 shares subject to options exercisable within 60 days after March 1, 2006; and 1,543 shares of restricted stock granted under our 2002 Restricted Stock Plan, which shares vest in three successive, equal, annual installments upon Mr. Dupreau’s completion of each year of continued service as the company’s Vice President – Western Region over the three-year period measured from the February 23, 2005 grant date.

(8)	Includes 145,864 shares subject to options exercisable within 60 days after March 1, 2006.

(9)	Includes 202,501 shares subject to options exercisable within 60 days after March 1, 2006.

(10)	Includes 51,000 shares subject to options exercisable within 60 days after March 1, 2006.

(11)	Includes 21,000 shares subject to options exercisable within 60 days after March 1, 2006.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors is currently composed of five directors and is divided into three classes. One class is elected each year for a three-year term. Our Board of Directors has nominated Messrs. Harlan and Razzouk for reelection to the Board of Directors to serve as Class II Directors until the annual meeting of stockholders to be held in 2009 and until a successor for each has been duly elected and qualified. Proxies will be voted, unless otherwise indicated, for the reelection of Messrs. Harlan and Razzouk to the Board of Directors. Proxies will be voted in a discretionary manner if either of Messrs. Harlan or Razzouk is unable to serve. Each of Messrs. Harlan and Razzouk is currently a director of Waste Connections.

Certain information about Messrs. Harlan and Razzouk and the directors serving in Class III and Class I, whose terms expire in future years, is set forth below.

Name and Background	Age	Director Since

Nominees for Class II Directors for Terms Expiring in 2009

Michael W. Harlan is Executive Vice President and Chief Operating Officer of U.S. Concrete, Inc., a major producer of ready-mixed concrete and related concrete products. Mr. Harlan also served as U.S. Concrete’s Chief Financial Officer from September 1998 to November 2004. From November 1997 to January 30, 1998, Mr. Harlan served as a consultant to Waste Connections on various financial matters. From March 1997 to August 1998, Mr. Harlan was Vice President and Chief Financial Officer of Apple Orthodontix, Inc., a publicly traded company that provides practice management services to orthodontic practices in the U.S. and Canada. From April 1991 to December 1996, Mr. Harlan held various positions in the finance and acquisition departments of USA Waste Services, Inc. (including Sanifill, Inc., which was acquired by USA Waste Services, Inc.), including serving as Treasurer and Assistant Secretary, beginning in September 1993. From May 1982 to April 1991, Mr. Harlan held various positions in the tax and corporate financial consulting services division of Arthur Andersen LLP, where he was a Manager since July 1986. Mr. Harlan is a Certified Public Accountant and holds a B.A. degree from the University of Mississippi.
	45	1998

William J. Razzouk is Chief Executive Officer of Newgistics, Inc., a provider of intelligent returns management solutions for direct retailers and technology companies. Mr. Razzouk also owns WJR Advisors and WJR Ventures, management consulting and investment firms. From August 2000 to December 2002, he was a Managing Director of Paradigm Capital Partners, LLC, a venture capital firm in Memphis, Tennessee that focuses on meeting the capital and advisory needs of emerging growth companies. From September 1998 to August 2000, he was Chairman of PlanetRx.com, an e-commerce company focused on healthcare and sales of prescription and over-the-counter medicines, health and beauty products and medical supplies. He was also Chief Executive Officer of PlanetRx.com from September 1998 until April 2000. From April 1998 until September 1998, Mr. Razzouk owned a management consulting business and an investment company that focused on identifying strategic acquisitions. From September 1997 until April 1998, he was the President, Chief Operating Officer and a director of Storage USA, Inc., a then publicly traded (now private) real estate investment trust that owns and operates more than 350 mini storage warehouses. He served as the President and Chief Operating Officer of America Online from February 1996 to June 1996. From 1983 to 1996, Mr. Razzouk held various management positions at Federal Express Corporation, most recently as Executive Vice President, Worldwide Customer Operations, with full worldwide profit and loss responsibility. Mr. Razzouk previously held management positions at ROLM Corporation, Philips Electronics and Xerox Corporation. He previously was a director of Fritz Companies, Inc., Sanifill, Inc., Cordis Corp., Storage USA, PlanetRx.com, America Online and La Quinta Motor Inns. Mr. Razzouk holds a Bachelor of Journalism degree from the University of Georgia.
	58	1998

Name and Background	Age	Director Since
Class III Director Continuing in Office — Term Expiring in 2007

Ronald J. Mittelstaedt has been Chief Executive Officer and a director of Waste Connections since the company was formed in September 1997, and was elected Chairman in January 1998. Mr. Mittelstaedt was also President of the company from Waste Connections’ formation through August 2004. Mr. Mittelstaedt has more than 16 years of experience in the solid waste industry. He holds a B.S. degree in Finance from the University of California at Santa Barbara.	42	1997

Class I Directors Continuing in Office — Terms Expiring in 2008

Eugene V. Dupreau has been Vice President – Western Region and a director of Waste Connections since February 1998. Mr. Dupreau served as President and a director of Madera Disposal Systems, Inc. beginning in 1981 and 1985, respectively, and held both positions until Waste Connections acquired Madera in 1998. Mr. Dupreau holds a B.S. degree in Business Administration from Fresno State University and has completed advanced coursework in waste management. Mr. Dupreau also holds two California State Contractor Licenses, Classes A and C 12. He has served as a director of several civic and charitable organizations in Madera County.
	58	1998
Robert H. Davis is President/Chief Executive Officer and a director of GreenMan Technologies, Inc., a tire shredding and recycling company. Prior to joining GreenMan, Mr. Davis served as Vice President of Recycling for Browning-Ferris Industries, Inc. from 1990 to 1997. A 30-year veteran of the solid waste and recycling industry, Mr. Davis has also held executive positions with Fibres International, Garden State Paper Company and SCS Engineers, Inc. Mr. Davis holds a B.S. degree in Mathematics from California Polytechnic University and has done graduate work at George Washington University in Solid Waste Management.
	63	2001

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE REELECTION OF MESSRS. HARLAN AND RAZZOUK TO THE BOARD OF DIRECTORS.

Corporate Governance and Board Matters

We have adopted Corporate Governance Guidelines to promote the effective functioning of the Board and its Committees, to promote the interests of stockholders and to ensure a common set of expectations concerning how the Board, its Committees and management should perform their respective functions. We have also adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. Copies of our Corporate Governance Guidelines and our Code of Conduct and Ethics are available on our website at www.wasteconnections.com. A copy of either may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., 35 Iron Point Circle, Suite 200, Folsom, California 95630.

Board of Directors and Committees

Our Board of Directors held seven meetings during 2005, four of which were regularly scheduled and three of which were special meetings held telephonically. The Board of Directors has five standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Special Equity Award Committee and a Nominating and Corporate Governance Committee. Each director attended at least 75% of the meetings of the Board of Directors and the committees on which he served in 2005. Our policy on director attendance at annual meetings of stockholders is that directors are invited but not required to attend. Mr. Mittelstaedt, the Chairman of the Board, and Mr. Dupreau attended the annual meeting of stockholders in 2005.

The Executive Committee, whose Chairman is Mr. Mittelstaedt and whose other current members are Mr. Harlan and Mr. Razzouk, met seven times in 2005. The Executive Committee is authorized to exercise all of the powers and authority of the Board of Directors in managing our business and affairs, other than to authorize matters required by Delaware law to be approved by the stockholders, and other than adopting, amending or repealing any of our Bylaws. Between meetings of the Board, the Executive Committee approves all acquisitions by us for stock and all acquisitions by us for cash or other consideration of $2.5 million or more.

The Audit Committee, whose chairman is Mr. Harlan and whose other current members are Mr. Razzouk and Mr. Davis, met eight times in 2005. The Board has determined that all of the members of the Audit Committee are “financially literate” within the meaning of Section 303A.07 of the New York Stock Exchange Listed Company Manual. The Board has also determined that Mr. Harlan is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The committee’s duties are discussed below under “Audit Committee Report.” A current copy of the Audit Committee charter, which our Board has adopted, is available on our website at www.wasteconnections.com. A copy of the Audit Committee Charter may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., 35 Iron Point Circle, Suite 200, Folsom, California 95630.

The Compensation Committee, whose chairman is Mr. Razzouk and whose other current members are Mr. Harlan and Mr. Davis, met once in 2005. This committee is responsible for establishing our executive officer compensation policies and administering such policies. The Compensation Committee studies, recommends and implements the amount, terms and conditions of payment of any and all forms of compensation for our directors and executive officers; approves and administers any guarantee of any obligation of, or other financial assistance to any officer or other employee; and approves the grant of options, warrants, restricted stock and other forms of equity incentives to officers, directors, employees, agents and consultants. See “Executive Compensation — Compensation Committee Report on Executive Compensation.” A current copy of the Compensation Committee charter is available on our website at www.wasteconnections.com. A copy of the Compensation Committee Charter may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., 35 Iron Point Circle, Suite 200, Folsom, California 95630.

The Special Equity Award Committee, which the Board of Directors established on October 25, 2005, is empowered with separate but concurrent authority with the Compensation Committee to make awards to all eligible individuals – typically new hires – under the company’s various equity incentive plans, subject to certain exceptions and limitations set by the Board. The committee may not, for example, grant annual awards to the company’s employees, officers, directors and consultants, which are typically authorized by the Compensation Committee in February; the committee may not grant awards to the company’s executive officers or directors; and the committee may not grant more than 25,000 options and warrants or more than 7,000 restricted stock and restricted stock unit awards to an eligible individual in any given calendar year. Mr. Mittelstaedt is the chair and sole member of the Special Equity Award Committee.

The Nominating and Corporate Governance Committee, whose chairman is Mr. Davis and whose other current members are Messrs. Harlan and Razzouk, met three times in 2005. The committee is responsible for recommending director nominees to the Board and developing and implementing corporate governance principles. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.wasteconnections.com. A copy of the Nominating and Corporate Governance Committee Charter may also be obtained, free of charge, by writing to the Secretary of Waste Connections, Inc., 35 Iron Point Circle, Suite 200, Folsom, California 95630.

Director Independence

The Board has determined that each of Messrs. Harlan, Razzouk and Davis, who together make up each of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees, as well as a majority of our Board of Directors, is “independent” within the meaning of the standards set forth in our Corporate Governance Guidelines. These independent, non-management directors meet in an executive session, without management, at each of our four regularly scheduled Board meetings. The Chair of the Audit Committee, currently Mr. Harlan, presides over each meeting of the company’s non-management directors.

As set forth in our Corporate Governance Guidelines, a majority of the members of our Board of Directors must be independent. For a director to be considered independent, the Board must determine that the director is “independent” within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual. In addition, for a director to be considered independent, the Board must determine that the director has no material relationship with the company, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with the company. No director who is a former employee of the company, is a former employee or affiliate of any current auditor of the company or its subsidiaries, is a part of an interlocking directorate in which any executive officer of the company serves on the compensation committee of another company that concurrently employs such director or has an immediate family member in any of the foregoing categories, can be independent until three years after such employment, affiliation or relationship has ceased.

The Board reviews all commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each director to assess whether any of them is a material relationship so as to impair that director’s independence. A “material relationship” means a direct or indirect commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship that is reasonably likely to affect the independent and objective judgment of the director in question, provided that the direct or indirect ownership of any amount of our stock is not deemed to constitute a material relationship. The following commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence: (a) if a director of Waste Connections is also an executive officer of another company that does business with Waste Connections and the annual sales to, or purchases from, Waste Connections are less than the greater of one million dollars or two percent of the annual revenue of that other company; (b) if a director of Waste Connections is an executive officer of another company that is indebted to Waste Connections, or to which Waste Connections is indebted, and the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of that other company; or (c) if a director of Waste Connections serves as an officer, director or trustee of a charitable organization, and Waste Connections’ discretionary charitable contributions to that organization are less than one percent of that organization’s total annual receipts. The Board reviews annually whether its members satisfy these categorical independence tests before any non-management member stands for re-election to the Board.

All relationships not covered by the preceding paragraph are reviewed by the directors who satisfy the independence tests set forth above to determine whether they are material so as to impair a director’s independence. If the Board determines that any relationship is immaterial even though it does not meet the categorical tests for immateriality set forth above, we will explain in our next proxy statement the basis for the Board’s determination.

Waste Connections does not make any personal loans or extend credit to any director or officer, other than those expressly permitted under applicable laws and regulations. All such arrangements must be administered by the Compensation Committee, and such arrangements not already maintained on July 30, 2002, must also be approved in advance by the Compensation Committee. No independent director or his or her immediate family member may provide personal services to Waste Connections for compensation, other than as permitted under New York Stock Exchange rules.

Independence of Committee Members

In addition to the general requirements for independent Board members described above, members of the Audit Committee must also satisfy the additional independence requirements of the New York Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934, which, among other things, prohibit a member of the Audit Committee (other than in his capacity as a member of the Audit Committee, the Board or any other committee of the Board) from receiving any compensatory fees from or being an affiliated person of Waste Connections or any of its subsidiaries. As a matter of policy, the Board also applies this additional requirement to members of the Compensation and Nominating and Corporate Governance Committees.

Our Director Nomination Process

Our Board believes that directors must have the highest personal and professional ethics, integrity and values. They must be committed to representing the long-term interests of our stockholders. They must have objective perspective, practical wisdom, mature judgment and expertise, and operational or financial skills and knowledge useful to the oversight of our business. Our goal is to have a Board that represents diverse experiences at policy-making levels in business and other areas relevant to our activities. Directors should be committed to serving on the Board for an extended period of time.

In addition to the foregoing qualities, the Nominating and Corporate Governance Committee will take a number of other factors into account in considering candidates as nominees for the Board, including the following: (i) whether the candidate is independent within the meaning of our Corporate Governance Guidelines; (ii) relevant business, academic or other experience; (iii) willingness and ability to attend and participate actively in Board and

Committee meetings and otherwise to devote the time necessary to serve, taking into consideration the number of other boards on which the candidate serves and the candidate’s other business and professional commitments; (iv) potential conflicts of interest; (v) whether the candidate is a party to any adverse legal proceeding; (vi) the candidate’s reputation; (vii) specific expertise and qualifications relevant to any Committee that the candidate is being considered for, such as whether a candidate for the Audit Committee meets the applicable financial literacy or audit committee financial expert criteria; (viii) willingness and ability to meet our director’s equity ownership guidelines; (ix) willingness to adhere to our Code of Conduct and Ethics; (x) ability to interact positively and constructively with other directors and management; (xi) willingness to participate in a one-day new director orientation session; (xii) willingness to attend educational forums or workshops to enhance understanding of new and evolving governance requirements; and (xiii) the size and composition of the current Board.

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, third party advisors, business and personal contacts, and stockholders. The Committee may also engage the services of a search firm. After conducting an initial evaluation, the Nominating and Corporate Governance Committee will make arrangements for candidates it considers suitable to be interviewed by each member of the Committee. Each candidate will be required to complete a standard directors’ and officers’ questionnaire, completed by all of the directors annually. The Committee may also ask the candidate to meet with members of our management. If the Committee believes that the candidate would be a valuable addition to the Board, it will recommend the candidate for nomination to the Board.

The Nominating and Corporate Governance Committee will apply the criteria described above when considering candidates recommended by stockholders as nominees for the Board. In addition, any stockholder of ours may nominate one or more persons for election as a director of the company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. We have an advanced notice Bylaw provision relating to the nomination of Directors. Pursuant to that provision, to be considered for inclusion in our proxy materials, notice of a stockholder’s nomination of a person for election to the Board must be received by the Secretary of Waste Connections in writing at the address listed on the first page of this Proxy Statement no later than the close of business (California time) on the 120th day prior to the anniversary date of our proxy statement released to stockholders in connection with the previous year’s annual meeting. To be considered timely, stockholder proposals submitted after this deadline must be received as set forth above no later than the close of business (California time) on the 90th day prior to the annual meeting of stockholders. The stockholder’s written notice must include information about the proposed nominee, including name, age, business address, residence address, telephone number, email address, principal occupation, number of shares of our common stock beneficially owned, and any other information required in proxy solicitations for the election of directors, including employment history, participation as a director of other public or private corporations, and information about any relationship or understanding between the proposing stockholder and the candidate or any other person (naming that person) pursuant to which the nomination is to be made. The written notice must be accompanied by the executed consent of each nominee to serve as a director if elected. In addition, the stockholder giving the notice must include the following information: such stockholder’s name, record address, phone number, email address, number of shares of our common stock beneficially owned, and a description of all arrangements or understandings between the stockholder and each nominee and any other person (naming such person) pursuant to which each nomination is to be made by the stockholder.

Before nominating a sitting director for reelection at an annual meeting, the Nominating and Corporate Governance Committee will consider the director’s performance and contribution to the Board.

How to Contact Directors

Stockholders may communicate with the Board generally, with the non-management directors as a group or with a specific director at any time by writing to the Board, the non-management directors or a specific director, care of the Secretary of Waste Connections, Inc., 35 Iron Point Circle, Suite 200, Folsom, California 95630. The Secretary will forward all communications to the Board, the non-management directors or a specific director, as applicable, as soon as practicable after receipt without screening the communication. Stockholders are requested to provide their contact information and to state the number of shares of our common stock that they beneficially own in their communications to the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, stockholders are urged to limit their communications to the Board to matters that are of stockholder interest and that are appropriate for consideration at the Board level.

Compensation of Directors

2005 Director Compensation

Name	Total ($)		Fees earned or paid in cash ($)	Stock awards ($)(2)	Option awards (#)(5)	Non-stock incentive plan compensation ($)	All other compensation ($)
Ronald J. Mittelstaedt and Eugene V. Dupreau(1)	—		—	—	—	—	—
Robert H. Davis	37,500		37,500	—	21,000	—	—
Michael W. Harlan	185,428	(3)	41,250	—	21,000	—	—
William J. Razzouk	214,155	(4)	37,500	—	21,000	—	—

(1)	Directors who are officers or employees of Waste Connections do not currently receive any compensation as directors or for attending meetings of the Board of Directors or its committees.

(2)	No restricted stock or restricted stock unit awards were made to any of our directors as compensation for their service as directors or for attending meetings of the Board of Directors or its committees in 2005. See the “Principal Stockholders” table on page 3 for details on the amount of Waste Connections common stock beneficially owned by each of our directors as of March 1, 2006.

(3)	Includes $144,778 realized upon the exercise of options granted to him in 2003.

(4)	Includes $176,655 realized upon the exercise of options granted to him in 2003.

(5)	Each option has an exercise price of $33.01, the fair market value per share of common stock on the grant date, and is immediately exercisable and vested as to all the option shares.

Each independent director receives a monthly retainer of $1,625 plus a fee of $4,500 for attending each Board meeting and each committee meeting (unless held in conjunction with a full Board meeting) in person and reimbursement of reasonable expenses incurred. Committee chairs receive the following additional compensation, which amounts are added to their monthly retainers: Audit Committee Chair — $500, Compensation Committee Chair — $125, and Nominating and Corporate Governance Committee Chair — $125. The monthly retainer is intended to compensate independent directors for participation in meetings held by conference call and for incidental participation in company affairs between meetings.

We granted each independent director an option to purchase shares of our common stock at the time of his or her initial election or appointment. Historically, we have also granted each independent director an option to purchase between 15,000 and 30,000 shares of our common stock each year during which the director served on the Board. In 2005, we granted each independent director options to purchase 21,000 shares of our common stock. Those options have an exercise price equal to the fair market value of the common stock on the grant date, vest in full on the grant date and expire upon the earlier of ten years after the grant date or one year after the director ceases to be a member of the Board. Independent directors are also eligible to participate in our Amended and Restated 2004 Equity Incentive Plan, which provides for the issuance of restricted stock and restricted stock units. The number of options granted to independent directors annually may be below the range listed above in the event such directors receive grants of restricted stock or restricted stock units in conjunction with options. Consistent with our intention of granting more restricted stock units and fewer stock options to our management team, the annual grants made to each of our independent directors in 2006 consisted of 3,750 restricted stock units under our Amended and Restated 2004 Equity Incentive Plan. The units vest in two successive, equal, annual installments upon the director’s completion of each year of continued board service over the two-year period measured from the February 14, 2006 grant date. The 2006 annual grants to our independent directors did not contain any stock options.

Directors’ Equity Ownership

The Board has established a policy that requires each current independent director to own a number of shares of our common stock with a market value at the time of purchase equal to approximately three times the director’s annual cash compensation for serving as a director. New directors are required to acquire ownership of that number of shares over a three year period of time commencing with their appointment or election to the Board.

EXECUTIVE COMPENSATION

The following table contains information about the annual and long-term compensation earned in 2005, 2004 and 2003 by our Chief Executive Officer, Ronald J. Mittelstaedt, and our four other most highly compensated executive officers. The persons named in the table are sometimes referred to in this proxy statement as the “named executive officers.” Mr. Mittelstaedt has been compensated in accordance with the terms of his Employment Agreement, which is described below. Shares and share prices discussed in this proxy statement have been adjusted to reflect our three-for-two stock split, in the form of a 50% stock dividend, effective as of June 24, 2004.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)		Shares Underlying Options Granted(2)	All Other Compensation
Ronald J. Mittelstaedt	2005	390,000	—		95,000	8,965	(3)
Chief Executive Officer	2004	307,500	—		157,501	6,500	(3)
and Chairman	2003	295,000	—		115,000	5,000	(3)

Steven F. Bouck	2005	282,300	—		80,000	6,144	(4)
President	2004	237,000	—		112,501	5,357	(4)
	2003	218,692	—		80,000	4,717	(4)

Darrell W. Chambliss	2005	247,500	—		60,000	6,188	(5)
Executive Vice President and	2004	206,250	—		97,501	5,339	(5)
Chief Operating Officer	2003	176,115	—		65,000	4,403	(5)

Robert D. Evans	2005	243,500	—		60,000	6,088	(6)
Executive Vice President, General	2004	218,750	—		97,500	4,546	(6)
Counsel and Secretary	2003	203,058	—		75,000	248	(6)

Worthing F. Jackman	2005	212,300	—		75,000	5,308	(7)
Executive Vice President and	2004	170,750	—		90,001	4,419	(7)
Chief Financial Officer	2003	105,346	156,733	(8)	75,000	—

(1)	Amounts shown reflect salary and bonuses earned by the named executive officers for the applicable fiscal year. Salaries generally reflect increases that some or all of the named executive officers have received during that fiscal year. In 2005, salaries reflect increases that the named executive officers received on February 1 of that year. Bonuses are paid in the fiscal year following the fiscal year in which they are earned, unless deferred at the election of the executive under our Nonqualified Deferred Compensation Plan for eligible employees.

(2)	See “Option Grants” below for further information.

(3)	The amounts shown include (i) matching contributions by the company to the company’s 401(k) Plan on behalf of Mr. Mittelstaedt of $5,302, $6,500 and $5,000 in fiscal 2005, 2004 and 2003 and (ii) a restoration matching contribution by the company to the company’s Nonqualified Deferred Compensation Plan for eligible employees on behalf of Mr. Mittelstaedt of $3,663 in fiscal 2005.

(4)	The amounts shown include (i) matching contributions by the company to the company’s 401(k) Plan on behalf of Mr. Bouck of $3,580, $3,345 and $4,717 in fiscal 2005, 2004 and 2003 and (ii) restoration matching contributions by the company to the company’s Nonqualified Deferred Compensation Plan for eligible employees on behalf of Mr. Bouck of $2,564 and $2,012 in fiscal 2005 and 2004.

(5)	The amounts shown include (i) matching contributions by the company to the company’s 401(k) Plan on behalf of Mr. Chambliss of $325, $2,675 and $4,403 in fiscal 2005, 2004 and 2003 and (ii) restoration matching contributions by the company to the company’s Nonqualified Deferred Compensation Plan for eligible employees on behalf of Mr. Chambliss of $5,863 and $2,664 in fiscal 2005 and 2004.

(6)	The amounts shown include (i) matching contributions by the company to the company’s 401(k) Plan on behalf of Mr. Evans of $3,476, $3,402 and $248 in fiscal 2005, 2004 and 2003 and (ii) restoration matching contributions by the company to the company’s Nonqualified Deferred Compensation Plan for eligible employees on behalf of Mr. Evans of $2,612 and $1,144 in fiscal 2005 and 2004.

(7)	The amounts shown represent restoration matching contributions by the company to the company’s Nonqualified Deferred Compensation Plan for eligible employees on behalf of Mr. Jackman.

(8)	The amount shown consists of (i) a $56,733 guaranteed annual bonus earned by Mr. Jackman in fiscal 2003 and (ii) a $100,000 signing bonus paid to Mr. Jackman.

During each of the fiscal years covered by the Summary Compensation Table above, we made available to certain employees, including each of the named executive officers listed below, the following perquisites and other personal benefits or provided reimbursement for the costs thereof: (i) health club memberships (Messrs. Mittelstaedt and Bouck), (ii) car allowance (Mr. Mittelstaedt), (iii) home office internet and fax services (Mr. Evans for 2004), (iv) professional association memberships (Messrs. Mittelstaedt, Bouck, Chambliss (for 2004) and Evans), and (v) corporate housing (Mr. Evans for 2004 and 2005). In addition, we make available for business use to certain of our named executive officers a private aircraft which the company owns. Our general policy is not to permit employees, including named executive officers, to use the aircraft for personal use. The aggregate incremental cost to Waste Connections for each named executive officer’s perquisites and other personal benefits was less than the lower of (a) $50,000 or (b) 10% of his combined annual salary and bonus reported for the fiscal year, which is the current threshold for reporting established by the Securities and Exchange Commission in Item 402(b)(2)(iii)(C) of Regulation S-K.

Stock Option Grants

The following table contains information concerning the grant of options to purchase shares of our common stock during 2005 to the named executive officers. None of the named executive officers received restricted stock or restricted stock unit awards in 2005. We have never granted stock appreciation rights to any of the named executive officers.

2005 Option Grants

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Shares Underlying Options Granted (1)	% of Total Options Granted to Employees in 2005	Exercise Price Per Share (2)	Expiration Date	5%	10%
Ronald J. Mittelstaedt	95,000	5.7%	$33.01	2/23/2015	$1,972,182	$4,997,897
Steven F. Bouck	80,000	4.8	33.01	2/23/2015	1,660,785	4,208,755
Darrell W. Chambliss	60,000	3.6	33.01	2/23/2015	1,245,589	3,156,566
Robert D. Evans	60,000	3.6	33.01	2/23/2015	1,245,589	3,156,566
Worthing F. Jackman	75,000	4.5	33.01	2/23/2015	1,556,986	3,945,708

(1)	On October 27, 2005, our Board of Directors accelerated the vesting of outstanding options previously awarded to employees, including those grants listed above, so that those options are now fully vested and exercisable as to all the option shares. However, to prevent unintended benefits to the company’s executive officers and other selected corporate, regional and field employees, restrictions were imposed on shares obtained upon the exercise of those accelerated options. Accordingly, the Resale Restriction Agreement that the company entered into with each of these employees, including each of the named executive officers, prevents the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of the original vesting date of the option, or the individual’s termination of employment.

(2)	All options granted to the named executive officers were granted at fair market value as determined by the Compensation Committee on the date of grant.

(3)	Amounts reported in these columns represent amounts that the named executive officers could realize on exercise of options immediately before they expire, assuming that our common stock appreciates at 5% or 10% annually. These amounts do not take into account taxes and expenses that may be payable on such exercise. The amount actually realized will depend on the price of our common stock when the options are exercised, which exercise may occur before the term expires. The Securities and Exchange Commission requires the table to reflect 5% and 10% annualized rates of stock price appreciation. We do not project those rates and our common stock may not appreciate at those rates.

Stock Option Exercises

The following table shows information about the named executive officers’ exercises of options during 2005 and the value of their unexercised options outstanding as of December 31, 2005. We have never granted stock appreciation rights to any of the named executive officers.

Aggregated Option Exercises in 2005 and Year-End Option Values

			Number of Shares Underlying Unexercised Options at December 31, 2005(1)		Value of Unexercised In-the-Money Options at December 31, 2005(1), (2)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald J. Mittelstaedt	143,910	$2,450,155	440,793	—	$4,275,973	—
Steven F. Bouck	56,723	967,666	498,779	—	6,167,022	—
Darrell W. Chambliss	106,637	1,350,913	145,864	—	1,018,490	—
Robert D. Evans	20,500	430,140	404,501	—	4,411,008	—
Worthing F. Jackman	37,500	554,816	202,501	—	1,451,335	—

(1)	On October 27, 2005, our Board of Directors accelerated the vesting of outstanding options previously awarded to employees. In addition, to prevent unintended benefits to the company’s executive officers and other selected corporate, regional and field employees, restrictions were imposed on shares obtained through the accelerated vesting process. The Resale Restriction Agreement that the company entered into with each of these employees, including each of the named executive officers, prevents the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of the original vesting date of the option, or the individual’s termination of employment.

(2)	Based on the closing price of our common stock of $34.46 on the New York Stock Exchange on December 31, 2005, less the per share exercise price.

Equity Compensation Plan Information

The following is a summary of all of our equity compensation plans and individual arrangements that provide for the issuance of equity securities as compensation, as of December 31, 2005.

	(a)	(b)	(c)
Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Approved by stockholders(1)	3,474,239 (2)	$26.37 (3)	2,909,981 (4)
Not approved by stockholders(5)	2,107,936	$24.33	315,939
Total	5,582,175	$25.60	3,225,920

(1)	Consists of the (a) the Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”), (b) the Senior Management Equity Incentive Plan (the “Senior Incentive Plan”) and (c) the Second Amended and Restated 1997 Stock Option Plan (the “Option Plan”).

(2)	Includes an aggregate of 38,142 restricted stock units.

(3)	Excludes restricted stock units.

(4)	The remaining 1,498,625 shares reserved for issuance under the 2004 Plan will be issuable upon the exercise of future stock option grants or pursuant to future restricted stock or restricted stock unit awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. For further information concerning the 2004 Plan, see Proposal 2. The remaining 1,357,610 shares reserved for issuance under the Senior Incentive Plan and the remaining 53,746 shares reserved for issuance under the Option Plan will be issuable upon the exercise of future stock option grants made thereunder.

(5)	Consists of the plans summarized below.

The material features of our equity compensation plans not approved by stockholders are described below.

2002 Stock Option Plan

In 2002, our Board of Directors authorized the 2002 Stock Option Plan. Participation in the 2002 Stock Option Plan is limited to consultants and employees, other than officers and directors. Options granted under the 2002 Stock Option Plan are nonqualified stock options and have a term of no longer than 10 years from the date they are granted. Options generally become exercisable in installments pursuant to a vesting schedule set forth in each option agreement. The Board of Directors authorizes the granting of options and determines the employees and consultants to whom options are to be granted, the number of shares subject to each option, the exercise price, option term, vesting schedule and other terms and conditions of the options. Options granted under the plan shall have exercise prices per share as determined by the Board of Directors at the time of grant.

2002 Restricted Stock Plan

In 2002, our Board of Directors adopted the 2002 Restricted Stock Plan in which selected employees, other than officers and directors, may participate. Restricted stock awards under this plan may or may not require a cash payment from a participant to whom an award is made. The awards become free of the stated restrictions over periods determined at the date of the grant, subject to continuing employment, the achievement of particular performance goals and/or the satisfaction of certain vesting provisions applicable to each award of shares. The Board of Directors currently administers the Restricted Stock Plan. The Board of Directors authorizes the grant of any stock awards and determines the employees to whom shares are awarded, number of shares to be awarded, award period and other terms and conditions of the awards. Shares of restricted stock may be forfeited and revert to us if a plan participant resigns from Waste Connections and its subsidiaries, is terminated for cause or violates the terms of any non-competition or non-solicitation agreements to which that plan participant is bound (if such plan participant has been terminated without cause).

2002 Consultant Incentive Plan

In 2002, our Board of Directors authorized the 2002 Consultant Incentive Plan, under which warrants to purchase our common stock may be issued to certain of our consultants. Warrants awarded under the Consultant Incentive Plan are subject to a vesting schedule set forth in each warrant agreement. Historically, warrants issued have been fully vested and exercisable at the date of grant. The Board of Directors authorizes the issuance of warrants and determines the consultants to whom warrants are to be issued, the number of shares subject to each warrant, the purchase price, exercise date and period, warrant term and other terms and conditions of the warrants. Warrants granted under the plan shall have purchase prices per share as determined by the Board of Directors at the time of grant.

Non-Plan Warrants

Prior to the Board’s approval of the 2002 Consultant Incentive Plan, we issued warrants to purchase our common stock on an individual basis to certain consultants that assisted us in various capacities and certain employees. Historically, these warrants were issued fully vested and were exercisable at the date of grant. The Board of Directors authorized the issuance of such warrants and determined the consultants to whom such warrants were issued, the number of shares subject to each warrant, the purchase price, exercise date and period, warrant term and other terms and conditions of the warrants.

Employment and Severance Arrangements

We have entered into employment agreements with each of the named executive officers. The employment agreements with Messrs. Mittelstaedt and Chambliss were entered into on October 1, 1997, and amended effective June 1, 2000. Mr. Mittelstaedt’s employment agreement was amended again effective March 1, 2004, and was amended on March 22, 2005 to correct a typographical error. The current term of the employment agreement for Mr. Chambliss continues through May 31, 2008, while Mr. Mittelstaedt’s current term continues through February 28, 2009. The employment agreement with Mr. Bouck was entered into on February 1, 1998, was amended effective June 1, 2000, and was amended again effective October 1, 2004. The current term of Mr. Bouck’s employment agreement continues through September 30, 2008. The terms of the employment agreements for each of Messrs. Mittelstaedt, Chambliss and Bouck are automatically extended for an additional year on the anniversary of their effective date, thus extending the terms to three years from that anniversary date, unless either party has given the other notice of termination.

The employment agreement with Mr. Evans was entered into as of May 10, 2002 and has a current term that continues through May 31, 2008. On June 1 of each year, the term of Mr. Evans’ employment agreement is automatically extended for an additional year, thus extending the term to three years from that anniversary date, unless either party has given the other notice of termination. The employment agreement with Mr. Jackman was entered into as of April 11, 2003 and has a current term that continues through April 25, 2008. On April 25 of each year, the term of Mr. Jackman’s employment agreement is automatically extended for an additional year, thus extending the term to three years from that anniversary date, unless either party has given the other notice of termination.

Waste Connections or the named executive officer may terminate each employment agreement with or without cause at any time. If we terminate the agreement without cause (as defined in the agreement) or if the named executive officer terminates the agreement for good reason (as defined in the agreement), we are required to make certain severance payments to him, and all of the named executive officer’s restricted stock will become unrestricted and freely transferable and his unvested options, warrants, and rights relating to our common stock will immediately vest and all such securities that he then holds would be exercisable for a period ranging from three to five years from the date of termination. A change in control of Waste Connections (as defined in the agreement) is generally treated as a termination of the named executive officer without cause.

Severance payments payable to Mr. Mittelstaedt would consist of the following: (i) his base salary payable through the termination date and a prorated portion of the maximum bonus payable to him for the year in which the termination occurs; (ii) an amount equal to three times (a) his then-current base salary and maximum bonus for the year in which termination occurs and (b) the amount of all vehicle allowance and vehicle-related, telephone and facsimile reimbursements described in the agreement that were payable to him with respect to the twelve months preceding the termination date; and (iii) an amount equal to the excess of (a) the premiums payable by him for health insurance covering him and his family comparable to the health insurance then offered by us for a period of three years following the termination date, over (b) the premiums that would be payable by him to cover him and his family if he was still employed by us during that period. Mr. Mittelstaedt’s severance payment is payable in a lump sum, subject to his compliance with certain provisions of his employment agreement.

The severance payment payable to each of Messrs. Chambliss, Bouck, Evans and Jackman would be equal to his base salary payable through his termination date and the full (not prorated) maximum bonus payable to him for the year in which the termination occurs, plus an amount equal to three times his then current base salary and maximum bonus for the year in which termination occurs. One-third of any such severance payment is payable on termination of employment, and one-third is payable on each of the first and second anniversaries of termination of employment, subject to the officer’s compliance with certain provisions of his employment agreement. Mr. Evans’ employment agreement provides that he may borrow up to $400,000 from us in $100,000 increments during each twelve month period commencing June 1, 2002, 2003, 2004 and 2005 bearing interest at the rate of 6% per annum. Any portion not drawn in any such one-year period may be carried forward and borrowed during any subsequent one-year period. Any such loan would be due and payable May 31, 2006, although if the market value of options for 70,000 shares granted to Mr. Evans in 2002 is not greater than $1.5 million for a specified period in the year before the loan is due, the principal and any accrued but unpaid interest will be forgiven, unless Mr. Evans elects to extend the loan for another year. Mr. Evans has not borrowed any of these funds from us. As part of Mr. Evans’ severance package, the principal and accrued but unpaid interest on these borrowings would be forgiven and, if the amount borrowed were less than $400,000, Mr. Evans would receive a lump sum payment of $400,000, less the principal amount of these borrowings that is forgiven.

In the event of a change in control (as defined in each agreement), each of the named executive officers would be entitled to payment of his respective severance amount in a lump sum and not in installments. In the event Mr. Mittelstaedt voluntarily terminates his employment or his employment is terminated for cause, we have the option to make him subject to the terms of a non-competition agreement for a period of 18 months from the date of termination, in which case he would be entitled to the same severance benefits to which he would be entitled in the event of a termination without cause.

In addition to his severance payments, in the event of a change in control after which any previously outstanding option, warrant or other right relating to our capital stock fails to remain outstanding, each of the named executive officers would be entitled to receive either (i) options to purchase that number of shares of stock of the acquiring company that he would have received had he exercised his terminated Waste Connections options, warrants or rights immediately prior to the acquisition resulting in a change in control and received for the shares acquired on exercise of such options shares of the acquiring company in the change in control transaction (the aggregate exercise price for the shares covered by such options would be the aggregate exercise price for the terminated Waste Connections options, warrants or rights) or (ii) a lump sum payment equal on an after-tax basis to at least the net after-tax gain he would have realized on exercise of such options of the acquiring company and sale of the underlying shares.

Salary and Bonus Compensation Levels for 2006

As of February 1, 2006, the base salaries and maximum performance bonuses as a percentage of annual base salary for the named executive officers for the year 2006 are set forth below:

	Annual Base Salary	Maximum Bonus
Ronald J. Mittelstaedt	$450,000	100%
Steven F. Bouck	$340,000	50%
Darrell W. Chambliss	$295,000	50%
Robert D. Evans	$285,000	50%
Worthing F. Jackman	$265,000	50%

Certain Relationships and Related Transactions

On January 20, 2005, we promoted Namen Chambliss, the brother of Darrell Chambliss, to the position of Network Manager. Prior to this appointment, Mr. N. Chambliss held the position of Systems Operations Supervisor for the Eastern Region, and was based in our regional office in Memphis, Tennessee. The total salary and bonus compensation we paid to Mr. N. Chambliss in 2005 was $92,546. In addition, Mr. N. Chambliss realized a gain of $36,108 in 2005 on the sale of common stock received on exercise of options granted to him in previous years. In 2005, we granted Mr. N. Chambliss nonqualified options to purchase 5,000 shares of our common stock. The options were granted on the same terms and conditions as nonqualified options granted to all other employees. As a result of his new position as Network Manager, Mr. N. Chambliss’ annual salary increased to $75,000 on January 21, 2005, and he will receive a hiring bonus equal to $1,250 each month over the two years following his promotion, which will be paid to him in lieu of cash performance bonuses of 15% of his base salary to which he otherwise might be entitled for those years.

Compensation Committee Interlocks and Insider Participation

In 2005, the Compensation Committee of our Board consisted of Messrs. Razzouk, Harlan and Davis. None of our executive officers served as a director or member of the compensation committee of another entity which had an executive officer that served as a director or member of our Compensation Committee.

Compensation Committee Report on Executive Compensation

The Compensation Committee has prepared the following report for Waste Connections’ stockholders on executive compensation.

Compensation Procedures and Policies.  The Compensation Committee determines the compensation of all of Waste Connections’ executive officers, including the named executive officers. The Compensation Committee also decides the amount of equity-based compensation of all Waste Connections’ executive officers, including the named executive officers.

Our executive compensation philosophy and specific compensation plans are designed to tie a significant portion of executive compensation to Waste Connections’ performance on both a short-term and long-term basis. The Compensation Committee believes that this philosophy and the structure of the company’s compensation plans will assist us in attracting and retaining the best possible executive talent. The Compensation Committee believes, therefore, that compensation packages for executive officers of Waste Connections should consist of three main components: (i) annual base salary; (ii) cash performance bonuses, the amount of which is dependent on individual performance and the company’s success in meeting specified targets of growth in operating income before depreciation and amortization as well as budgeted earnings per share annually; and (iii) equity-based compensation awards designed to align executive officers’ interests with those of stockholders by rewarding outstanding performance and providing long-term incentives. Each of these components is intended to complement the others which, taken together, satisfy our compensation objectives. The Compensation Committee’s policies with respect to each of the three components, including the bases for the compensation awarded to Ronald J. Mittelstaedt, as the company’s Chief Executive Officer, are discussed below.

Section 162(m) of the Internal Revenue Code generally disallows an income tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid for any fiscal year to a corporation’s Chief Executive Officer or to any of its four (4) other most highly compensated officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The policy of the Compensation Committee in the past has been to structure the compensation of the company’s executive officers to avoid the loss of the deductibility of any compensation, even though Section 162(m) does not preclude the payment of compensation in excess of $1,000,000. Certain option grants made under the Company’s Second Amended and Restated 1997 Stock Option Plan and all the option grants under the 2002 Senior Management Equity Incentive Plan are structured so that any compensation deemed paid upon the exercise of those options will qualify as performance-based compensation which is not subject to the $1,000,000 limitation. However, the compensation deemed paid with respect to stock option awards, direct stock issuances and restricted stock unit awards granted under the 2004 Plan will be subject to the $1,000,000 limitation. The company believes that Section 162(m) will not have any effect on the deductibility of any compensation paid or deemed paid to the executive officers for 2005.

However, as the Compensation Committee moves away from stock options as the principal form of long-term equity compensation and utilizes restricted stock units in replacement, the restricted stock units will not qualify as performance-based compensation for purposes of Section 162(m), and the compensation deemed paid when those units vest may, either alone or in combination with the cash compensation paid to the executive officers, exceed the $1.0 million limit on income tax deductibility in one or more future years.

The Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the company’s executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the company’s financial performance or through restricted stock unit awards tied to the executive officer’s continued service, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the executive officers essential to the company’s success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

Base Salary.  Each fiscal year, the Compensation Committee reviews the base salary of our Chief Executive Officer and the recommendation of the Chief Executive Officer with regard to the base salary of each of our other executive officers and approves, with any modifications it deems appropriate, annual base salaries for each of the executive officers. The Compensation Committee has reviewed available national survey data regarding salaries of those persons holding comparable positions at comparably sized service companies from a variety of industries to establish base salary ranges. The base salary paid in 2005 to each of the executive officers, including the Chief Executive Officer, was at the low end of the applicable range for comparable positions at comparably sized service companies.

Annual Performance Bonus.  The Compensation Committee also considers the payment of cash performance bonuses as part of its compensation program. Annual cash bonuses reflect a policy of requiring a certain level of financial and operational performance, generally based on achieving target levels of (i) operating income before depreciation and amortization and (ii) earnings per share, before any cash bonuses are earned by executive officers. In general, the Compensation Committee has tied maximum potential bonus compensation to base salary at levels that make the company competitive to other comparably sized service companies. Waste Connections did not pay cash performance bonuses to its executive officers for 2005. Rather, the executive officers elected to forego such bonuses for the benefit of field level management, who generally did receive cash bonuses.

Equity Based Compensation; Changes in Compensation Philosophy.  The company’s executive officers are also entitled to participate in the Second Amended and Restated 1997 Stock Option Plan, the 2002 Senior Management Equity Incentive Plan and the Amended and Restated 2004 Equity Incentive Plan. The Compensation Committee believes that it is to Waste Connections’ advantage to increase the interest of the executives in the company’s welfare, as these employees share the primary responsibility for the company’s management and growth, and such equity-based compensation will serve to align the executives’ interests with those of the company’s stockholders.

Historically, the Compensation Committee has fulfilled the equity component of the executive officers’ compensation through grants of stock options. The Committee believes that because new option grants are set at fair market value, such grants have the effect of increasing the executive’s price targets for the company’s common stock. Moreover, the company’s stock option plans provide a significant, non-cash form of compensation, which is intended to benefit Waste Connections and its stockholders by enabling the company to continue to attract and to retain qualified personnel without having a negative impact on its cash flow. Prior to the changes in the compensation philosophy discussed below, the Committee set option grant levels at ranges that exceeded those of comparably sized service companies, while cash compensation was set at levels generally below those of comparably sized service companies.

The new accounting standards embodied in FAS 123(R) required the company and other publicly traded companies to begin “expensing” stock options as of January 2006. In anticipation of this requirement and to better align the financial statement cost associated with equity incentive grants with the economic value actually delivered to the recipients of those grants, the Compensation Committee began implementing changes to the company’s compensation philosophy in 2004. Generally, the Committee’s intent is to: (a) increase base salary and cash performance bonuses as a percentage of total compensation for the company’s employees, officers and directors to more competitive levels through 2007; (b) decrease equity as a percentage of total compensation for these individuals relative to the company’s historic levels; and (c) over the next three years, transition the equity component of total compensation for these individuals from stock options to restricted stock and restricted stock unit awards.

In February 2006, the Committee began granting annual restricted stock unit awards to our executive officers together with reduced option grants as compared to past years. The Compensation Committee believes that restricted stock and unit awards will offer the company’s executive officers a competitive and more stable level of equity based compensation, providing them the opportunity to be owners of and to share in the success of the company. Not only will this help to align the interests of our executive officers and our stockholders, but because we currently expect to grant fewer restricted stock and unit awards than stock options, the reduction in dilutive share issuances will further benefit our stockholders.

Chief Executive’s Compensation for 2005. On February 1, 2005, Mr. Mittelstaedt’s base salary was increased to $395,000 per year, which level remained in effect through December 31, 2005. Mr. Mittelstaedt’s cash performance bonus for 2005 was based on Waste Connections achieving specified levels of growth in revenues, achieving a specified level of operating income before depreciation and amortization and achieving specified earnings per share. While the company generally achieved these levels for 2005, Mr. Mittelstaedt, along with each of the company’s other executive officers, elected to forego a cash performance bonus for the benefit of field level management, who generally did receive bonuses. On February 23, 2005, Waste Connections granted Mr. Mittelstaedt 91,971 non-qualified options and 3,029 incentive stock options to purchase shares of Waste Connections common stock at a price of $33.01 per share. The vesting of these grants was accelerated on October 27, 2005, when our Board of Directors accelerated the vesting of outstanding options previously awarded to all employees. Mr. Mittelstaedt entered into a Resale Restriction Agreement, in the form the company entered into with other executive officers and select corporate, regional and field employees, that prevents the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of the original vesting date of the option, or his termination of employment.

This report is submitted on behalf of the Compensation Committee.

William J. Razzouk, Chairman
Michael W. Harlan
Robert H. Davis

Audit Committee Report

The Audit Committee has prepared the following report for Waste Connections’ stockholders.

The Audit Committee, whose chairman is Mr. Harlan and whose other current members are Mr. Razzouk and Mr. Davis, met eight times in 2005. The Audit Committee operates under a written charter adopted by the Board of Directors.

Management is responsible for Waste Connections’ internal controls and the financial reporting process. The company’s independent registered public accounting firm is responsible for (i) auditing management’s assessment that Waste Connections maintained effective internal control over financial reporting and issuing a report thereon and on the effectiveness of the company’s internal control over financial reporting based on its audit and (ii) performing an independent audit of the company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibilities are to review the company’s internal controls and the objectivity of its financial reporting, and to meet with appropriate financial personnel and the company’s independent registered public accounting firm in connection with these reviews. The Audit Committee also reviews the professional services provided by the company’s independent registered public accounting firm and reviews such other matters concerning Waste Connections’ accounting principles and financial and operating policies, controls and practices, its public financial reporting policies and practices, and the results of its annual audit as the Committee may find appropriate or as may be brought to the Committee’s attention.

In this context, the Audit Committee has met and held discussions with Waste Connections’ management and its independent registered public accounting firm. Management represented to the Audit Committee that Waste Connections’ consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee).

The independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent registered public accounting firm that firm’s independence and considered the compatibility of non-audit services with the auditors’ independence.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm and its review of the representations of management and the report of the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Waste Connections’ Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission. The Audit Committee also dismissed Ernst & Young LLP as the company’s independent registered public accounting firm on March 16, 2005, and on March 21, 2005, appointed PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for fiscal year 2005.

This report is submitted on behalf of the Audit Committee.

Michael W. Harlan, Chairman
William J. Razzouk
Robert H. Davis

COMPARISON OF TOTAL STOCKHOLDER RETURN

The following graph compares the total cumulative stockholder returns on common stock over the past five fiscal years for Waste Connections with the total cumulative returns of the S&P 500 and a peer group index selected by us from December 31, 2000, through December 31, 2005. The graph assumes an investment of $100 in our common stock on December 31, 2000, and the reinvestment of all dividends (we have not paid any dividends during the period indicated). This chart has been calculated in compliance with Securities and Exchange Commission requirements and prepared by Standard & Poor’s Compustat®.

The peer group consists of the following companies: Allied Waste Industries, Inc., Casella Waste Systems, Inc., Republic Services, Inc., Waste Industries USA, Inc. and Waste Management, Inc.

	Cumulative Total Return
	Base Period 12/00	12/01	12/02	12/03	12/04	12/05
WASTE CONNECTIONS, INC.	$100.00	$93.73	$116.78	$114.24	$155.39	$156.34
S&P 500 INDEX	100.00	88.11	68.64	88.33	97.94	102.75
PEER GROUP	100.00	113.34	86.11	111.46	116.19	121.62

THE STOCK PRICE PERFORMANCE INCLUDED IN THIS GRAPH IS NOT NECESSARILY INDICATIVE OF FUTURE STOCK PRICE PERFORMANCE.

PROPOSAL 2 — APPROVAL OF
SECOND AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

Summary

Since its inception, Waste Connections has used grants of stock options and, to a lesser degree, restricted stock, to attract and retain highly competent persons as employees, officers and directors. In 2004, we announced our intent to implement changes to this compensation philosophy. These changes are intended to: (a) increase base salary and cash performance bonuses as a percentage of total compensation for the company’s employees, officers and directors to more competitive levels through 2007; (b) decrease equity as a percentage of total compensation for these individuals relative to the company’s historic levels; and (c) over the next three years, transition the equity component of total compensation for these individuals from stock options to restricted stock and restricted stock unit awards. These changes will allow us to continue to provide equity incentives to our employees, officers and directors, while at the same time bringing the financial statement cost associated with equity incentive grants and the economic value actually delivered to the recipients of those grants into closer alignment.

Our Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”), approved originally by stockholders at our 2004 annual meeting, contains a limit on the total number of stock options that may be granted under the plan. In addition, the 2004 Plan separately limits the number of restricted stock and restricted stock unit awards, collectively, that may be granted under the plan.

To accommodate the changes to our compensation philosophy that relate to our equity compensation program, we are proposing to increase the allowed number of restricted stock and restricted stock unit awards under the 2004 Plan, and the Board of Directors has amended the 2004 Plan, subject to stockholder approval, to allow for this increase. In addition, because we expect to grant fewer restricted stock and restricted stock unit awards than stock options, and in order to reduce the amount of dilutive share issuances that can be made under the 2004 Plan, the Board amended the 2004 Plan, subject to stockholder approval, to reduce the total number of shares that may be issued pursuant to any type of award, including options, granted under the 2004 Plan.

At the annual meeting, stockholders will be asked to approve these amendments to the 2004 Plan. The Board of Directors recommends approval of the amendments so the company has the flexibility under the 2004 Plan to continue implementing the described changes to our compensation policy. The Board believes these changes will allow us to continue to attract and retain the best available employees, officers and directors and provide an incentive for those individuals to use their best efforts on the company’s behalf, while at the same time minimizing the impact of granting equity incentive awards on future earnings.

If approved by stockholders, the amendments to the 2004 Plan would:

•	remove the 450,000-share limitation on the maximum number of shares of our common stock issuable pursuant to restricted stock and/or restricted stock unit awards granted under the 2004 Plan; and

•	decrease the maximum aggregate number of shares of our common stock issuable pursuant to all types of awards that may be granted under the 2004 Plan by 400,000 shares.

If the amendments are approved, fewer total awards may be made under the 2004 Plan and, going forward, all of those awards could be restricted stock unit awards.

Background

Compensation Policy Changes

The Compensation Committee of our Board of Directors announced in its Reports on Executive Compensation in the proxy statements for our 2004 and 2005 annual meetings of stockholders that it intended to implement changes to the company’s compensation policy over the following three-year period. These changes were driven by new accounting standards embodied in FAS 123(R) that require publicly traded companies to begin “expensing” stock options as of January 2006. Expensing stock options means recognizing the grant-date fair-value of stock options and other equity-based compensation issued to employees in the company’s income statement over the vesting period of the award, rather than as a disclosure in footnotes to the financial statements. These new standards will reduce our reported financial results, which could decrease our stock price. The Compensation Committee’s compensation policy changes were also driven by the desire to better align the financial statement cost associated with equity incentive grants with the economic value actually delivered to the recipients of those grants.

Generally, the changes to our compensation policy are intended to: (a) increase base salary and cash performance bonuses as a percentage of total compensation for the company’s employees, officers and directors to more competitive levels through 2007; (b) decrease equity as a percentage of total compensation for these individuals relative to the company’s historic levels; and (c) over the next three years, transition the equity component of total compensation for these individuals from stock options to restricted stock and restricted stock unit awards.

Reducing the Financial Impact of Stock Options

On October 27, 2005, our Board of Directors took an important step toward mitigating the potential negative financial impact of the new accounting standards when it accelerated the vesting of outstanding options previously awarded to employees. To prevent unintended benefits to executive officers and other selected corporate, regional and field employees, restrictions were imposed on shares acquired pursuant to exercise of the accelerated options. Those restrictions prevent the sale of any shares acquired from the exercise of an accelerated option prior to the earlier of the original vesting date of the option, or the individual’s termination of employment. As a result of the accelerated vesting of stock options in advance of the effective date of new accounting standards, the comparability of our financial results in future periods will be improved.

Introducing Use of Restricted Stock Units

Our Board of Directors began taking steps in 2004 to provide the company with alternative forms of equity-based compensation as an alternative to stock options.

As approved by our stockholders at our 2004 annual meeting, the 2004 Equity Incentive Plan provided for the issuance of an aggregate of up to 2,250,000 nonqualified stock options and shares of restricted stock to employees, officers, directors and consultants, of which up to 450,000 could be delivered as restricted stock.

On July 20, 2004, our Board of Directors approved an Amended and Restated 2004 Equity Incentive Plan that provided for, in addition to stock options and restricted stock, the grant of restricted stock units. The Board believed that the introduction of restricted stock units into the plan would provide the company with more flexibility in designing equity compensation awards in line with the changes to our compensation policy and would facilitate the administration of the plan with respect to those awards. This amendment was effected by the Board without stockholder approval as permitted under the New York Stock Exchange Listed Company Manual. The restricted stock units vest and become issuable for shares of our common stock either upon the attainment of designated performance goals or the satisfaction of specified employment or service requirements or upon the expiration of a designated time period following the attainment of such goals or the satisfaction of the applicable service period. The 2004 Plan, including the amendments approved on July 20, 2004, is filed as an exhibit to our Form 10-Q for the quarterly period ended June 30, 2004, which we filed with the Securities and Exchange Commission on July 22, 2004.

On October 25, 2005, our Board of Directors made an additional amendment to the 2004 Plan that allowed for the Board to delegate administration of the plan to one or more committees of the Board comprised of one or more members of the board. The Board also approved similar amendments to the 2002 Stock Option Plan, the 2002 Senior Management Equity Incentive Plan, the 2002 Restricted Stock Plan and the 2002 Consultant Incentive Plan. Previously, the plans had required that such committees be comprised of two or more members of the board. This amendment was effected by the Board without stockholder approval as permitted under the New York Stock Exchange Listed Company Manual. The amendments, made in response to the Internal Revenue Service’s proposed regulations regarding application of Section 409A of the Internal Revenue Code to certain stock option grants, allowed the board to establish the Special Equity Award Committee to promote the efficient administration of the company’s various equity incentive plans and facilitate the issuance of equity awards on a more timely basis by the Chairman of the Board to certain categories of eligible individuals, subject to certain exceptions and limitations established by the Board, in addition to those set forth in the plans. The committee may not, for example, grant annual awards to the company’s employees, officers, directors and consultants, which are typically authorized by the Compensation Committee in February; the committee may not grant awards to the company’s executive officers or directors; and the committee may not grant more than 25,000 options and warrants or more than 7,000 restricted stock and restricted stock unit awards to an eligible individual in any given calendar year.

The maximum authorized amounts of common stock available for issuance pursuant to grants made under the 2004 Plan remained the same after the Board’s amendments: the 2004 Plan provides for the issuance of up to 2,250,000 nonqualified stock options and shares of restricted stock and restricted stock units to employees, officers, directors and consultants; however, grants of restricted stock are subject to the same 450,000 share limitation, collectively, with grants of restricted stock units.

Increasing Use of Restricted Stock and Restricted Stock Units; Decreasing Use of Stock Options

Beginning in February 2005, our Board’s Compensation Committee began reducing the number of stock options granted to our employees, officers and directors as a percentage of our outstanding common stock. In February 2006, the Committee began increasing restricted stock and restricted stock unit award grants to our employees, officers and directors. The Compensation Committee believes that restricted stock and unit awards will offer employees a competitive and more stable level of equity based compensation, providing them with a security that has an intrinsic value equal to the price per share of the company’s common stock. This shift will also give our employees the opportunity to be owners of and to share in the success of the company. Not only will this help to align the interests of our employees and our stockholders, but because we currently expect to grant fewer restricted stock and unit awards than stock options, the reduction in dilutive share issuances will further benefit our stockholders.

As of March 1, 2006, we have granted 751,125 nonqualified stock options, no shares of restricted stock and 341,300 restricted stock units under the 2004 plan; of these grants, 52,250 shares of underlying common stock have reverted back to the 2004 Plan and are again available for grant as a result of forfeited awards.

As of March 1, 2006, there were 1,209,825 stock options available to be granted under the 2004 plan, up to 108,700 of which could be granted as restricted stock or restricted stock units, collectively.

In order to have sufficient restricted stock and restricted stock unit awards available for grant over the next three years, the Board of Directors amended the 2004 Plan on March 5, 2006, to increase the number of shares of common stock that may be issued pursuant to grants of restricted stock and restricted stock units under the 2004 Plan. In addition, because we currently expect grant levels for restricted stock and unit awards to be lower than grant levels have historically been for stock options, and to reduce the amount of dilutive share issuances that may be made under the 2004 Plan, the Board reduced the maximum aggregate number of shares of common stock that may be issued pursuant to all types of awards under the 2004 Plan from 2,250,000 shares to 1,850,000 shares. The company reserves the right to issue stock options and any other awards available under the 2004 Plan and the company may make changes to its equity compensation philosophy and programs generally. Unless earlier terminated by the Board, the 2004 Plan will terminate on May 25, 2014.

Proposed Amendment

For the reasons stated above, the Board of Directors has unanimously adopted resolutions approving, and recommending to the stockholders for their approval, the Second Amended and Restated 2004 Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

If approved by stockholders, the Second Amended and Restated 2004 Equity Incentive Plan would:

•	remove the 450,000-share limitation on the maximum number of shares of our common stock issuable pursuant to restricted stock and/or restricted stock unit awards granted under the 2004 Plan. Removing this limitation will increase the authorized shares of common stock remaining available for future grants of restricted stock and restricted stock unit awards under the 2004 plan, as of March 1, 2006, from 108,700 shares to 809,825 shares, collectively, taking into account the overall share reduction proposed below.

•	decrease the maximum number of shares of our common stock available for issuance pursuant to all types of awards that may be granted under the 2004 Plan by 400,000 shares. This change will reduce the remaining authorized but unissued shares of common stock available for future grants of all awards under the 2004 plan, as of March 1, 2006, from 1,209,825 shares to 809,825 shares.

If stockholders do not approve the proposed amendment, we will not be able to continue to fully implement the changes to the company’s compensation philosophy that the Compensation Committee of the Board of Directors has developed. However, in such a case the 2004 Plan will continue in effect pursuant to its terms and provisions prior to the foregoing amendment, and awards may continue to be made under those terms and provisions until the termination date of the 2004 Plan.

Summary of Second Amended and Restated 2004 Equity Incentive Plan, Subject to Stockholder Approval

The Second Amended 2004 Equity Incentive Plan (the “Plan”) is intended to give employees, officers, directors and consultants additional incentives by increasing their proprietary interest in the company. The Plan permits the grant of nonqualified stock options, restricted stock and restricted stock units. As of March 1, 2006, approximately 4,100 of our employees, officers, directors and consultants were eligible to participate in the Plan. The Plan is administered by the Compensation Committee of the Board and, with respect to participants other than the company’s executive officers and Board members, by the Special Equity Award Committee. Such committees acting within the scope of their jurisdiction under the 2004 Plan will be hereinafter referred to as the “Plan Administrator”. The Plan Administrator has the authority to determine the persons to whom options or restricted stock or restricted stock unit awards are granted, the size, term, grant date, exercise price, expiration date, vesting schedule and other terms and conditions of options, and the size, grant date and other terms and conditions of restricted stock and restricted stock unit awards.

The Board may amend the Plan at any time, but no amendment may alter or impair rights under any option or restricted stock or restricted stock unit award granted before such amendment unless the optionee or restricted stock or restricted stock unit participant consents in writing, and the Board will seek the consent of the stockholders to any amendment to the extent required by law or the New York Stock Exchange Listed Company Manual. Any amendments or modifications to the terms of any options and restricted stock and restricted stock unit grants permitted by the Plan may be effected by including the modification or amendment in an employment or consulting agreement between us or one of our subsidiaries and the employee or consultant.

OPTIONS.  Options generally become exercisable in installments according to a vesting schedule in the option agreement. No option will be exercisable more than five years after the grant date. All options granted under the Plan shall have an exercise price equal to the fair market value of the underlying common stock on the date of grant, as determined by the Plan Administrator. The fair market value is equal to the closing sales price for the stock (or the closing bid, if no sales were reported) on the grant date, or, if the grant date is not a market trading day, the last market trading day prior to the grant date, as reported in the Wall Street Journal. The purchase price of the shares as to which an option may be exercised shall be paid to the company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Plan Administrator, at the time of the grant or thereafter, (A) by the withholding of shares of stock issuable on exercise of the option or the delivery to the company of other stock owned by the optionee, provided in either case that the optionee has owned shares of stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the company’s reported earnings, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of stock) with the person to whom the option is granted or to whom the option is transferred, to the extent consistent with applicable law, (C) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the company of the proceeds of a sale or loan with respect to some or all of the stock being acquired on the exercise of the option, including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System (a “cashless exercise”), or (D) in any other form or combination of forms of legal consideration that may be acceptable to the Plan Administrator. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

Each option agreement shall provide that in the event that the company is subject to a change in control: (i) all outstanding options shall be automatically accelerated and become immediately exercisable and (ii) the Plan Administrator may in its discretion at the time of grant or at any time thereafter, or the Board may pursuant to the terms of any agreement of sale, merger or consolidation giving rise to the change in control, provide that the shares subject to an option may (a) continue as an immediately exercisable option of the company (if the company is the surviving corporation), (b) be assumed as immediately exercisable options by the surviving corporation or its parent, (c) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for the original option, or (d) be cancelled after payment to the optionee of an amount in cash or other consideration equal to the total number of shares subject to the option multiplied by the remainder of (1) the amount per share to be received by holders of the company’s stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to the option.

If an optionee with outstanding options retires or becomes disabled and does not die within the three months after retirement or disability, he or she may exercise his or her options, but only during the period ending on the earlier of (i) six months after disability or retirement (or such longer period specified in the option agreement), or (ii) the expiration of the term set in the option agreement. Options not exercised within the periods specified above will terminate, and the shares of common stock subject to the options will become available for issuance under the Plan. If an optionee dies (i) while an employee, officer, director or consultant, or (ii) within 3 months after termination of the optionee’s continuous status as an employee, officer, director or consultant because of his or her disability or retirement, his or her options may be exercised (to the extent that the optionee was entitled to do so on the date of death or termination) by the optionee’s estate or by a person who shall have acquired the right to exercise the options by bequest or inheritance, but only within the period ending on the earlier of (A) one year after the optionee’s death (or such shorter or longer period specified in the option agreement, which period shall not be less than six months), or (B) the expiration date specified in the option agreement. If, after the optionee’s death, the optionee’s estate or the person who acquired the right to exercise the optionee’s options does not exercise the options within the time specified above, the options shall terminate and the shares covered by the options shall revert to and again become available for issuance under the Plan. If an optionee’s engagement as an employee, officer, director or consultant ends because of a reason other than the optionee’s death, retirement or disability, his or her options terminate on the date such engagement terminates, and the shares of common stock subject to the options become available for issuance under the Plan. The Board has the discretion to extend the expiration date of any option beyond the periods described above, but not beyond the expiration date of the option as set forth in the option agreement.

Each option agreement may include the company’s right to repurchase, when the optionee’s engagement terminates, any shares of the company’s common stock the optionee acquired on exercise of options.

RESTRICTED STOCK.  The restricted stock awards granted under the Plan will be in the form of common stock. The Plan Administrator shall determine the vesting schedule on all restricted stock grants. It is presently anticipated that most restricted stock grants will vest in annual installments over a four- to five-year restriction period, beginning on the first anniversary of the award, in an equal number of shares per installment, but the Plan Administrator reserves the right to establish a different schedule either in specific instances or in general in the future. An award of restricted stock may be made without requiring any cash payment from the recipient, or may require a cash payment from the recipient in an amount no greater than the fair market value of the restricted stock as of the date of the award.

Subject to the terms and restrictions of the Plan or the applicable restricted stock agreement or as otherwise determined by the Plan Administrator, upon delivery of restricted stock to a recipient, or upon creation of a book entry evidencing a recipient’s ownership of shares of restricted stock, the recipient shall have all of the rights of a stockholder with respect to such shares.

Each restricted stock agreement shall provide that if Waste Connections becomes subject to a change in control, any restrictions on restricted stock held by that recipient will automatically terminate and the stock will vest immediately.

If a restricted stock recipient’s status as an employee, officer, director or consultant terminates during the restriction period for any reason (including death, disability or retirement), his or her restricted shares will be forfeited and revert to Waste Connections. Any shares that are no longer restricted (for example, those shares that have already vested on anniversaries of the award) will not be forfeited. Shares that are forfeited and revert to Waste Connections will again become available for issuance under the Plan.

Restricted stock awards granted under the Plan are generally not transferable during the restriction period except by will or by the laws of descent and distribution. Each restricted stock recipient may designate to whom his or her award should be distributed on his or her death.

RESTRICTED STOCK UNITS.  The restricted stock unit awards granted under the Plan shall entitle the recipient to receive the shares of common stock underlying those units upon the attainment of designated performance goals or the satisfaction of specified employment or service requirements or upon the expiration of a designated time period following the attainment of such goals or the satisfaction of the applicable service period. The Plan Administrator shall have the discretionary authority to determine the parameters of these vesting criteria, including the date or dates when the shares of common stock which vest under those restricted stock units are actually to be issued. It is presently anticipated that most restricted stock unit grants will vest in annual installments over a four- or five-year restriction period, beginning on the first anniversary of the award, in an equal number of shares per installment, but the Plan Administrator reserves the right to establish a different schedule either in specific instances or in general in the future. Restricted stock unit awards shall not require any cash payment from the recipient, either at the time the award is made or at any time the shares of stock become issuable under the award, subject to the participant’s satisfaction of all applicable income and employment withholding tax requirements.

Recipients of restricted stock unit awards, unlike recipients of restricted stock, shall not have any stockholder rights with respect to the shares of common stock underlying his or her restricted stock unit award until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may, in the sole discretion of the Plan Administrator, be paid or credited, either in cash or in actual or phantom shares of common stock, on one or more outstanding restricted stock units, subject to such terms and conditions as the Plan Administrator may deem appropriate.

Each restricted stock unit agreement shall provide that if Waste Connections becomes subject to a change in control, any restrictions on restricted stock units held by that recipient will automatically terminate and the stock will vest immediately.

If a restricted stock unit recipient’s status as an employee, officer, director or consultant terminates during the restriction period for any reason (including death, disability or retirement), his or her restricted stock units will be forfeited and revert to Waste Connections. Any units that are no longer restricted (for example, those units that have already vested on anniversaries of the award) will not be forfeited. Shares subject to restricted stock units that are forfeited will again become available for issuance under the Plan.

Restricted stock unit awards granted under the Plan are generally not transferable during the restriction period except by will or by the laws of descent and distribution. Each restricted stock unit recipient may designate to whom his or her award should be distributed on his or her death.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

OPTIONS.  Under current law, the optionee does not realize any taxable income when granted a nonqualified stock option, and the company does not receive a tax deduction. When an optionee exercises a nonqualified stock option, he or she recognizes ordinary income equal to the excess of the fair market value on the exercise date of the shares of common stock purchased on exercise of the option, over the exercise price. The company may deduct the same amount. The optionee’s holding period for such stock begins on the exercise date.

RESTRICTED STOCK.  Restricted stock awarded under the Plan is generally taxable to the recipient as compensation at ordinary income rates at the time that such stock becomes vested and non-forfeitable, based on the fair market value of such stock at the date of such vesting. The recipient’s holding period for such stock begins on the vesting date. If the recipient then sells such stock more than twelve months after such vesting date, the difference between the selling price and the fair market value of the stock as of such vesting date will be long-term capital gain or loss.

A recipient may make an election pursuant to section 83(b) of the Internal Revenue Code within 30 days of the date of the grant of an award to include in gross income for the year of the grant the fair market value of such stock as of the date of the grant. Such election must be filed with the Internal Revenue Service within 30 days of the date of the grant. A recipient who makes the election must report income at ordinary income rates in the year of the grant based on the value of the stock at the time of the grant, whether or not the recipient ever receives freely tradable stock.

The company is generally entitled to take a compensation deduction equal to the amount of ordinary income recognized by the recipient of restricted stock, either at the time of vesting, or in cases where the recipient makes an election under section 83(b) of the Internal Revenue Code, at the time of issuance.

RESTRICTED STOCK UNITS.  No taxable income is recognized upon receipt of a restricted stock unit award. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the company will be required to collect certain withholding taxes applicable to such income from the holder.

The company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the holder.

Deductibility of Executive Compensation. Any compensation deemed paid by the company in connection with the exercise of non-statutory stock options granted under the Plan or upon the vesting or issuance of the shares of common stock subject to restricted stock or restricted stock unit awards made under the Plan will not qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will have to be taken into account for purposes of the $1.0 million limitation per covered individual on the income tax deductibility of the compensation paid to certain executive officers. Accordingly, all or a portion of such compensation may not be deductible by the company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SECOND AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN.

PROPOSAL 3 — APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

At a meeting held on March 16, 2005, the Audit Committee of the Board of Directors approved the dismissal of the firm Ernst & Young LLP as our independent registered public accounting firm. Ernst & Young audited our consolidated financial statements for the fiscal year 2004. The Audit Committee subsequently concluded a proposal process for a new independent registered public accounting firm, and, at a meeting held on March 21, 2005, the Audit Committee appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2005.

Ernst & Young’s report on the company’s consolidated financial statements for the fiscal year ended December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal year ended December 31, 2004, and the interim period from January 1, 2005 through March 16, 2005, there were no disagreements with Ernst & Young on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in its reports. During the period described in the preceding sentence, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

PricewaterhouseCoopers LLP audited our consolidated financial statements for the fiscal year 2005. The Audit Committee of the Board of Directors requests that stockholders ratify its selection of PricewaterhouseCoopers LLP to serve as the company’s independent registered public accounting firm for fiscal year 2006. We expect representatives of PricewaterhouseCoopers to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions. Ratification by stockholders is not required by law, our Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws for the Audit Committee to appoint an independent registered public accounting firm, but the appointment is submitted to you by the Audit Committee in order to give stockholders a voice in the appointment of the company’s independent registered public accounting firm. If the stockholders should fail to ratify the appointment of PricewaterhouseCoopers, the Audit Committee would reconsider the appointment. Even if stockholders approve the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006.

A summary of fees for professional services rendered in 2005 and 2004 by PricewaterhouseCoopers LLP and Ernst & Young LLP is set forth below.

Audit Fees

We were billed fees for audit services totaling $1,447,928 by PricewaterhouseCoopers and $200,451 by Ernst & Young in 2005, and $1,539,011 by Ernst & Young in 2004. Fees for audit services included fees associated with both the audit of our consolidated financial statements and the audit of our internal control over financial reporting for fiscal years 2005 and 2004, reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q, comfort letters, consents, assistance with review of documents filed with the SEC, and accounting consultations.

Audit-Related Fees

We were not billed fees for audit-related services by PricewaterhouseCoopers in 2005, nor were we billed such fees by Ernst & Young in either 2005 or 2004.

Tax Fees

We were billed fees for tax compliance, advice and planning totaling $55,855 and $39,255 by Ernst & Young in 2005 and 2004. We were not billed such fees by PricewaterhouseCoopers in 2005. Tax compliance, advice and planning principally included analyses to determine the amount of tax basis and personal goodwill associated with acquisitions in 2005 and 2004.

All Other Fees

We were billed miscellaneous fees totaling $3,000 by PricewaterhouseCoopers in 2005. We were not billed such fees by Ernst & Young in either 2005 or 2004. Miscellaneous fees consisted of a license fee for an online guidance service.

The Audit Committee considers the services provided by Ernst & Young LLP described under “Tax Fees” to be compatible with Ernst & Young’s independence during the periods covered.

The Audit Committee considers the services provided by PricewaterhouseCoopers LLP described under “All Other Fees” to be compatible with PricewaterhouseCoopers LLP’s independence during the periods covered.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chairman of the Audit Committee authority to approve permitted services, provided that the chairman reports all approvals to the Committee at its next meeting. All of the services described above under “Audit Fees” and “Tax Fees” were approved by the Audit Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of reports on Forms 3, 4 and 5, and amendments thereto, furnished to us during and with respect to fiscal year 2005 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, we believe that no executive officers or directors were late in filing such reports during 2005, with the exception of Mr. Chambliss, who filed a late report on Form 5 in 2006 covering two transactions during 2005 in which he made gifts of shares of common stock to third parties.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

To be considered for inclusion in next year’s proxy materials, stockholder proposals to be presented at the company’s 2007 Annual Meeting must be in writing and be received by the Secretary of Waste Connections, at the address set forth on the first page of this Proxy Statement, no later than the close of business (California time) on December 11, 2006. Stockholder proposals submitted after that date will be considered untimely, within the meaning of Rules 14a-5(e)(2) and 14a-4(c)(1) under the Securities Exchange Act of 1934, unless received as set forth above no later than the close of business (California time) on the 90th day prior to the date of the 2007 Annual Meeting.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

Our Annual Report on Form 10-K for fiscal 2005 filed with the Securities and Exchange Commission, and the exhibits filed with it, are available on the company’s web site at www.wasteconnections.com. Upon request by any stockholder to Robert D. Evans, the company’s Secretary, at the company’s address listed on the first page of this Proxy Statement, a copy of our 2005 Form 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to our 2005 Form 10-K will be furnished for a fee which will not exceed our reasonable expenses in furnishing the exhibits.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies are returned promptly and that your shares are represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Robert D. Evans
Secretary

April 10, 2006

APPENDIX A

WASTE CONNECTIONS, INC.
SECOND AMENDED AND RESTATED
2004 EQUITY INCENTIVE PLAN

1.    PURPOSE.

The purpose of the Plan is to provide a means for the Company and any Subsidiary, through the grant of Nonqualified Stock Options and/or Restricted Stock or Restricted Stock Units to selected Employees (including officers), Directors and Consultants, to attract and retain persons of ability as Employees, Directors and Consultants, and to motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary.

2.    DEFINITIONS.

(a)	“Board” means the Company’s Board of Directors.

(b)	“Change in Control” means:

(i)    any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction;

(ii)    any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

(iii)    a transaction or series of related transactions in which any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company’s outstanding voting securities (except that for purposes of this definition, “person” shall not include any person (or any person that controls, is controlled by or is under common control with such person) who as of the date of an Option Agreement or a Restricted Stock or Restricted Stock Unit Agreement owns ten percent (10%) or more of the total voting power represented by the outstanding voting securities of the Company, or a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or a corporation that is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership of the Company).

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(c)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)    “Committee” means a committee appointed by the Board in accordance with Section 4(b) of the Plan.

(e)    “Company” means Waste Connections, Inc., a Delaware corporation.

(f)    “Consultant” means any person, including an advisor, engaged by the Company or a Subsidiary to render consulting services and who is compensated for such services; provided that the term “Consultant” shall not include Directors.

(g)    “Continuous Status as an Employee, Director or Consultant” means the individual’s employment as an Employee or relationship as a Consultant is not interrupted or terminated, or, in the case of a Director who is not an Employee, the term means the Director remains a Director of the Company. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between locations of the Company or between the Company and a Subsidiary or their successors.

(h)    “Director” means a member of the Company’s Board.

(i)    “Disability” means permanent and total disability within the meaning of Section 422(c)(6) of the Code.

(j)    “Employee” means any person employed by the Company or any Subsidiary of the Company. Any officer of the Company or a Subsidiary is an Employee. A Director is not an Employee unless he or she has an employment relationship with the Company or a Subsidiary in addition to being a Director. Service as a Consultant shall not be sufficient to constitute “employment” by the Company.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(i)    If the Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination, in each case as reported in The Wall Street Journal or such other sources as the Board deems reliable;

(ii)	If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination; or

(iii)	In absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board.”

(m)    “Nonqualified Stock Options” means Options that are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code.

(n)    “Option Agreement” means a written certificate or agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan that apply to Options.

(o)    “Optionee” means an Employee, Director or Consultant who holds an outstanding Option.

(p)    “Options” means Nonqualified Stock Options.

(q)    “Plan” means this Waste Connections, Inc. 2004 Equity Incentive Plan.

(r)    “Restricted Stock” means Stock awarded under the Plan in accordance with the terms and conditions set forth in Section 6.

(s)    “Restricted Stock Agreement” means a written certificate or award agreement between the Company and a Restricted Stock Participant evidencing a Restricted Stock Award. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan that apply to Restricted Stock.

(t)    “Restricted Stock Award” means shares of Restricted Stock awarded pursuant to the terms and conditions of the Plan.

(u)    “Restricted Stock Participant” means an Employee, Director or Consultant who holds an outstanding Restricted Stock Award.

(v)    “Restricted Stock Unit” means a contractual right to receive Stock under the Plan upon the attainment of designated performance milestones or the completion of a specified period of employment or service with the Company or any Subsidiary or upon a specified date or dates following the attainment of such milestones or the completion of such service period.

(w)    “Restricted Stock Unit Agreement” means a written agreement between the Company and a Restricted Stock Unit Participant evidencing a Restricted Stock Unit Award. Each Restricted Stock Unit Agreement shall be subject to the terms and conditions of the Plan that apply to Restricted Stock Units.

(x)    “Restricted Stock Unit Award” means an award of Restricted Stock Units made pursuant to the terms and conditions of the Plan.

(y)    “Restricted Stock Unit Participant” means an Employee, Director or Consultant who holds an outstanding Restricted Stock Unit Award.

(z)    “Restriction Period” means a time period, which may or may not be based on performance goals and/or the satisfaction of vesting provisions (which may depend on the Continuous Status as an Employee, Director or Consultant of the applicable Restricted Stock Participant), that applies to, and is established or specified by the Board at the time of, each Restricted Stock Award.

(aa)    “Rule 16b-3” means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as amended from time to time.

(bb)    “Securities Act” means the Securities Act of 1933, as amended.

(cc)    “Stock“” means the Common Stock of the Company.

(dd)    “Subsidiary” means any corporation that at the time an Option or a Restricted Stock or Restricted Stock Unit Award is granted under the Plan qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Section 424(f) of the Code, or any similar provision hereafter enacted.

3.    SHARES SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 9 for changes in Stock, the Stock that may be sold or delivered pursuant to Options, Restricted Stock and/or Restricted Stock Unit Awards shall not exceed 1,850,000 shares. The Company shall reserve for Options, Restricted Stock and/or Restricted Stock Unit Awards 1,850,000 shares of Stock, subject to adjustment as provided in Section 9. If any Option for any reason terminates, expires or is cancelled without having been exercised in full, the Stock not purchased under such Option shall revert to and again become available for issuance under the Plan. Shares of Stock that are issued pursuant to Restricted Stock or Restricted Stock Unit Awards may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Any shares of Stock subject to a Restricted Stock Award that are forfeited shall revert to and again become available for issuance under the Plan. If any Restricted Stock Unit Award terminates or is cancelled for any reason before all the shares of Stock subject to such award vest and become issuable, the shares of Stock which do not vest and become issuable under that Restricted Stock Unit Award shall revert to and again become available for issuance under the Plan.

4.    ADMINISTRATION.

(a)    Board’s Power and Responsibilities. The Plan shall be administered by the Board or, at the election of the Board, by a Committee, as provided in subsection (b), or, as to certain functions, by an officer of the Company, as provided in subsection (c). Subject to the Plan, the Board shall:

(i)    determine and designate from time to time those Employees, Directors and Consultants to whom Options, Restricted Stock Awards and/or Restricted Stock Unit Awards are to be granted;

(ii)    authorize the granting of Options, Restricted Stock Awards and Restricted Stock Unit Awards;

(iii)    determine the number of shares subject to each Option, the exercise price of each Option, the time or times when and the manner in which each Option shall be exercisable, and the duration of the exercise period;

(iv)    determine the number of shares of Stock to be included in any Restricted Stock Award, the Restriction Period for such Award, and the vesting schedule of such Award over the Restriction Period;

(v)    determine the number of shares of Stock to be subject to any Restricted Stock Unit Award, the vesting schedule for those shares of Stock and the date or dates on which the shares of Stock which vest under the Award are actually to be issued;

(vi)    construe and interpret the Plan and each Option, Restricted Stock and Restricted Stock Unit Agreement, and establish, amend and revoke rules and regulations for the Plan’s administration, and correct any defect, omission or inconsistency in the Plan or any Option, Restricted Stock or Restricted Stock Unit Agreement in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

(vii)    adopt such procedures and subplans and grant Options and Restricted Stock and Restricted Stock Unit Awards on such terms and conditions as the Board determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States;

(viii)    prescribe and approve the form and content of certificates and agreements for use under the Plan;

(ix)    establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting schedule, and other provisions of or relating to any Option or any Restricted Stock or Restricted Stock Unit Award;

(x)    grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option or Restricted Stock or Restricted Stock Unit Award, or accelerate the vesting of any Option or any Restricted Stock or Restricted Stock Unit Award or the issuance of vested Stock under any Restricted Stock Unit Award;

(xi)    amend or adjust the terms and conditions of any outstanding Option or any Restricted Stock or Restricted Stock Unit Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Option or any outstanding Restricted Stock or Restricted Stock Unit Award, provided that no such amendment or adjustment shall reduce the exercise price of any Option to a price lower than the Fair Market Value of the Stock covered by such Option on the date the Option was granted;

(xii)    at any time and from time to time after the granting of an Option or a Restricted Stock or Restricted Stock Unit Award, specify such additional terms, conditions and restrictions with respect to any such Option or any such Restricted Stock or Restricted Stock Unit Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws and methods of withholding or providing for the payment of required taxes;

(xiii)    offer to buy out a Restricted Stock or Restricted Stock Unit Award previously granted, based on such terms and conditions as the Board shall establish with and communicate to the Restricted Stock or Restricted Stock Unit Participant at the time such offer is made;

(xiv)    to the extent permitted under the applicable Restricted Stock Agreement, permit the transfer of a Restricted Stock Award by one other than the Restricted Stock Participant who received the grant of such Restricted Stock Award; and

(xv)    take any and all other actions it deems necessary for the purposes of the Plan.

The Board shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Board with respect to the Plan and any Option Agreement or any Restricted Stock or Restricted Stock Unit Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Option Agreement or Restricted Stock or Restricted Stock Unit Agreement.

(b)    Authority to Delegate to Committee.  The Board may delegate administration of the Plan to one or more Committees of the Board. Each such Committee shall consist of one or more members appointed by the Board. Subject to the foregoing, the Board may from time to time increase the size of any such Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused. If the Board delegates administration of the Plan to a Committee, the Committee shall have the same powers theretofore possessed by the Board with respect to the administration of the Plan (and references in this Plan to the Board shall apply to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish any such Committee at any time and revest in the Board the previously delegated administration of the Plan.

(c)    Authority to Delegate to Officers.  The Board may delegate administration of Sections 4(a)(i) through 4(a)(v) above to the Chief Executive Officer of the Company; provided, however, that such officer may not grant Options, Restricted Stock Awards and Restricted Stock Unit Awards covering more than 1,000,000 shares of Stock in the aggregate.

(d)    Ten Year Grant Period.  Notwithstanding the foregoing, no Option or any Restricted Stock or Restricted Stock Unit Award shall be granted after the expiration of ten years from the effective date of the Plan specified in Section 15 below.

(e)    Modification of Terms and Conditions through Employment or Consulting Agreements.  Notwithstanding the provisions of any Option Agreement or any Restricted Stock or Restricted Stock Unit Agreement, any modifications to the terms and conditions of any Option or any Restricted Stock or Restricted Stock Unit Award permitted by Section 4(a) with respect to any Employee or Consultant may be effected by including the modification in an employment or consulting agreement between the Company or a Subsidiary and the Optionee or the Restricted Stock or Restricted Stock Unit Participant.

5.    TERMS AND CONDITIONS OF OPTIONS.

Each Option granted shall be evidenced by an Option Agreement in substantially the form attached hereto as Annex A or such other form as may be approved by the Board. Each Option Agreement shall include the following terms and conditions and such other terms and conditions as the Board may deem appropriate:

(a)    Option Term.  Each Option Agreement shall specify the term for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such term. The Board may extend such term; provided that the term of any Option, including any such extensions, shall not exceed five years from the date of grant.

(b)    Exercise Price.  Each Option Agreement shall specify the exercise price per share, as determined by the Board at the time the Option is granted, which exercise price shall in no event be less than the Fair Market Value when the Option is granted.

(c)    Vesting.  Each Option Agreement shall specify when it is exercisable. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). An Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest“) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board deems appropriate.

(d)    Payment of Purchase Price on Exercise.  Each Option Agreement shall provide that the purchase price of the shares as to which such Option may be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Board (which discretion may be exercised in a particular case without regard to any other case or cases), at the time of the grant or thereafter, (A) by the withholding of shares of Stock issuable on exercise of the Option or the delivery to the Company of other Stock owned by the Optionee, provided in either case that the Optionee has owned shares of Stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the Company’s reported earnings, (B) subject to compliance with applicable law, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to Section 5(e), (C) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Stock being acquired upon the exercise of the Option, including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System (a “cashless exercise“), or (D) in any other form or combination of forms of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

(e)    Transferability.  An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to the Optionee, and shall not be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Optionee to transfer an Option to a trust or other entity established by the Optionee for estate planning purposes, and may permit further transferability or impose conditions or limitations on any permitted transferability. Otherwise, during the lifetime of an Optionee, an Option shall be exercisable only by such Optionee. In the event any Option is to be exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee’s beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Option Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to issue Stock thereunder unless and until the Board is satisfied that the person to receive such Stock is the duly appointed legal representative of the deceased Optionee’s estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee.

(f)    Exercise of Option After Death of Optionee.  If an Optionee dies (i) while an Employee, Director or Consultant, or (ii) within three months after termination of the Optionee’s Continuous Status as an Employee, Director or Consultant because of his or her Disability or retirement, his or her Options may be exercised (to the extent that the Optionee was entitled to do so on the date of death or termination) by the Optionee’s estate or by a person who shall have acquired the right to exercise the Options by bequest or inheritance, but only within the period ending on the earlier of (A) one year after the Optionee’s death (or such shorter or longer period specified in the Option Agreement, which period shall not be less than six months), or (B) the expiration date specified in the Option Agreement. If, after the Optionee’s death, the Optionee’s estate or the person who acquired the right to exercise the Optionee’s Options does not exercise the Options within the time specified herein, the Options shall terminate and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

(g)    Exercise of Option After Termination of Optionee’s Continuous Status as an Employee, Director or Consultant as a Result of Disability or Retirement. If an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s Disability or retirement, and the Optionee does not die within the following three months, the Optionee may exercise his or her Options (to the extent that the Optionee was entitled to exercise them on the date of termination), but only within the period ending on the earlier of (i) six months after Disability or retirement (or such longer period specified in the Option Agreement), and (ii) the expiration of the term set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Options within the time specified herein, the Options shall terminate, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

(h)    No Exercise of Option After Termination of Optionee’s Continuous Status as an Employee, Director or Consultant Other Than as a Result of Death, Disability or Retirement. If an Optionee’s Continuous Status as an Employee, Director or Consultant terminates other than as a result of the Optionee’s death, Disability or retirement, all right of the Optionee to exercise his or her Options shall terminate on the date of termination of such Continuous Status as an Employee, Director or Consultant. The Options shall terminate on such termination date, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

(i)    Exceptions.  Notwithstanding subsections (f), (g) and (h), the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an Option beyond the expiration date of the term of such Option as set forth in the Option Agreement.

(j)    Company’s Repurchase Right or Option Shares.  Each Option Agreement may, but is not required to, include provisions whereby the Company shall have the right to repurchase any and all shares acquired by an Optionee on exercise of any Option granted under the Plan, at such price and on such other terms and conditions as the Board may approve and as may be set forth in the Option Agreement. Such right shall be exercisable by the Company after termination of an Optionee’s Continuous Status as an Employee, Director or Consultant, whenever such termination may occur and whether such termination is voluntary or involuntary, with cause or without cause, without regard to the reason therefor, if any.

6.    TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a)    Restricted Stock Award Agreement.  Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement in substantially the form attached hereto as Annex B or such other form as may be approved by the Board. Each Restricted Stock Agreement shall be executed by the Company and the Restricted Stock Participant to whom such Restricted Stock Award has been granted, unless the Restricted Stock Agreement provides otherwise; two or more Restricted Stock Awards granted to a single Restricted Stock Participant may, however, be combined in a single Restricted Stock Agreement. A Restricted Stock Agreement shall not be a precondition to the granting of a Restricted Stock Award; no person shall have any rights under any Restricted Stock Award, however, unless and until the Restricted Stock Participant to whom the Restricted Stock Award shall have been granted (i) shall have executed and delivered to the Company a Restricted Stock Agreement or other instrument evidencing the Restricted Stock Award, unless such Restricted Stock Agreement provides otherwise, (ii) has satisfied the applicable federal, state, local and/or foreign income and employment withholding tax liability with respect to the shares of Stock which vest or become issuable under the Restricted Stock Award, and (iii) has otherwise complied with the applicable terms and conditions of the Restricted Stock Award.

(b)    Restricted Stock Awards Subject to Plan.  All Restricted Stock Awards under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine and which are set forth in the applicable Restricted Stock Agreement.

(i)    The Restricted Stock subject to a Restricted Stock Award shall entitle the Restricted Stock Participant to receive shares of Restricted Stock, which vest over the Restriction Period. The Board shall have the discretionary authority to authorize Restricted Stock Awards and determine the Restriction Period for each such award.

(ii)    Subject to the terms and restrictions of this Section 6 or the applicable Restricted Stock Agreement or as otherwise determined by the Board, upon delivery of Restricted Stock to a Restricted Stock Participant, or upon creation of a book entry evidencing a Restricted Stock Participant’s ownership of shares of Restricted Stock, pursuant to Section 6(f), the Restricted Stock Participant shall have all of the rights of a stockholder with respect to such shares.

(c)    Cash Payment.  The Board may make any such Restricted Stock Award without the requirement of any cash payment from the Restricted Stock Participant to whom such Restricted Stock Award is made, or may require a cash payment from such a Restricted Stock Participant in an amount no greater than the aggregate Fair Market Value of the Restricted Stock as of the date of grant in exchange for, or as a condition precedent to, the completion of such Restricted Stock Award and the issuance of such shares of Restricted Stock.

(d)    Transferability.  During the Restriction Period stated in the Restricted Stock Agreement, the Restricted Stock Participant who receives a Restricted Stock Award shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of such Restricted Stock whether by operation of law or otherwise and shall not be made subject to execution, attachment or similar process. Any attempt by such Restricted Stock Participant to do so shall constitute the immediate and automatic forfeiture of such Restricted Stock Award. Notwithstanding the foregoing, the Restricted Stock Agreement may permit the payment or distribution of a Restricted Stock Participant’s Award (or any portion thereof) after his or her death to the beneficiary most recently named by such Restricted Stock Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Restricted Stock Participant by will or by the laws of descent and distribution. In the event any Restricted Stock Award is to be paid or distributed to the executors, administrators, heirs or distributees of the estate of a deceased Restricted Stock Participant, or such a Restricted Stock Participant’s beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Restricted Stock Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to issue Stock thereunder unless and until the Board is satisfied that each person to receive such Stock is the duly appointed legal representative of the deceased Restricted Stock Participant’s estate or the proper legatee or distributee thereof or the named beneficiary of such Restricted Stock Participant.

(e)    Forfeiture of Restricted Stock.  If, during the Restriction Period, the Restricted Stock Participant’s Continuous Status as an Employee, Director or Consultant terminates for any reason, all of such Restricted Stock Participant’s shares of Restricted Stock as to which the Restriction Period has not yet expired shall be forfeited and revert to the Plan, unless the Board has provided otherwise in the Restricted Stock Agreement or in an employment or consulting agreement with the Restricted Stock Participant, or the Board, in its discretion, otherwise determines to waive such forfeiture.

(f)    Receipt of Stock Certificates.  Each Restricted Stock Participant who receives a Restricted Stock Award shall be issued one or more stock certificates in respect of such shares of Restricted Stock. Any such stock certificates for shares of Restricted Stock shall be registered in the name of the Restricted Stock Participant but shall be appropriately legended and returned to the Company or its agent by the recipient, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the recipient. Notwithstanding anything in the foregoing to the contrary, in lieu of the issuance of certificates for any shares of Restricted Stock during the applicable Restriction Period, a “book entry” (i.e., a computerized or manual entry) may be made in the records of the Company, or its designated agent, as the Board, in its discretion, may deem appropriate, to evidence the ownership of such shares of Restricted Stock in the name of the applicable Restricted Stock Participant. Such records of the Company or such agent shall, absent manifest error, be binding on all Restricted Stock Participants hereunder. The holding of shares of Restricted Stock by the Company or its agent, or the use of book entries to evidence the ownership of shares of Restricted Stock, in accordance with this Section 6(f), shall not affect the rights of Restricted Stock Participants as owners of their shares of Restricted Stock, nor affect the Restriction Period applicable to such shares under the Plan or the Restricted Stock Agreement.

(g)    Dividends.  A Restricted Stock Participant who holds outstanding shares of Restricted Stock shall not be entitled to any dividends paid thereon, other than dividends in the form of the Company’s stock.

(h)    Expiration of Restriction Period.  A Restricted Stock Participant’s shares of Restricted Stock shall become free of the foregoing restrictions on the earlier of a Change in Control or the expiration of the applicable Restriction Period, and the Company shall, subject to Sections 8(a) and 8(b), then deliver stock certificates evidencing such Stock to such Restricted Stock Participant. Such certificates shall be freely transferable, subject to any market black-out periods which may be imposed by the Company from time to time or insider trading policies to which the Restricted Stock Participant may at the time be subject.

(i)    Substitution of Restricted Stock Awards.  The Board may accept the surrender of outstanding shares of Restricted Stock (to the extent that the Restriction Period or other restrictions applicable to such shares have not yet lapsed) and grant new Restricted Stock Awards in substitution for such Restricted Stock.

7.    TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

(a)    Restricted Stock Unit Award Agreement.  Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Agreement in substantially the form attached hereto as Annex C or such other form as may be approved by the Board. Each Restricted Stock Unit Agreement shall be executed by the Company and the Restricted Stock Unit Participant to whom such Restricted Stock Unit Award has been granted, unless the Restricted Stock Unit Agreement provides otherwise; two or more Restricted Stock Unit Awards granted to a single Restricted Stock Unit Participant may, however, be combined in a single Restricted Stock Unit Agreement. A Restricted Stock Unit Agreement shall not be a precondition to the granting of a Restricted Stock Unit Award; however, no person shall be entitled to receive any shares of Stock pursuant to a Restricted Stock Unit Award unless and until the Restricted Stock Unit Participant to whom the Restricted Stock Unit Award shall have been granted (i) shall have executed and delivered to the Company a Restricted Stock Unit Agreement or other instrument evidencing the Restricted Stock Unit Award, unless such Restricted Stock Unit Agreement provides otherwise, (ii) has satisfied the applicable federal, state, local and/or foreign income and employment withholding tax liability with respect to the shares of Stock which vest or become issuable under the Restricted Stock Unit Award and (iii) has otherwise complied with all the other applicable terms and conditions of the Restricted Stock Unit Award.

(b)    Restricted Stock Unit Awards Subject to Plan.  All Restricted Stock Unit Awards under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine and which are set forth in the applicable Restricted Stock Unit Agreement.

(i)    The Restricted Stock Units subject to a Restricted Stock Unit Award shall entitle the Restricted Stock Unit Participant to receive the shares of Stock underlying those Units upon the attainment of designated performance goals or the satisfaction of specified employment or service requirements or upon the expiration of a designated time period following the attainment of such goals or the satisfaction of the applicable service period. The Board shall have the discretionary authority to determine the performance milestones or service period required for the vesting of the Restricted Stock Units and the date or dates when the shares of Stock which vest under those Restricted

Stock Units are actually to be issued. The Board may alternatively provide the Restricted Stock Unit Participant with the right to elect the issue date or dates for the shares of Stock which vest under his or her Restricted Stock Unit Award. The issuance of vested shares under the Restricted Stock Unit Award may be deferred to a date following the termination of the Restricted Stock Unit Participant’s employment or service with the Company and its Subsidiaries.

(ii)    The Restricted Stock Unit Participant shall not have any stockholder rights with respect to the shares of Stock subject to his or her Restricted Stock Unit Award until that Award vests and the shares of Stock are actually issued thereunder. However, dividend-equivalent units may, in the sole discretion of the Board, be paid or credited, either in cash or in actual or phantom shares of Stock, on one or more outstanding Restricted Stock Units, subject to such terms and conditions as the Board may deem appropriate.

(iii)    An outstanding Restricted Stock Unit Award shall automatically terminate, and no shares of Stock shall actually be issued in satisfaction of that Award, if the performance goals or service requirements established for such Award are not attained or satisfied. The Board, however, shall have the discretionary authority to issue vested shares of Stock under one or more outstanding Restricted Stock Unit Awards as to which the designated performance goals or service requirements have not been attained or satisfied.

(iv)    Service requirements for the vesting of Restricted Stock Unit Awards may include service as an Employee, Consultant or non-employee Director.

(c)    No Cash Payment.  Restricted Stock Unit Awards shall not require any cash payment from the Restricted Stock Unit Participant to whom such Restricted Stock Unit Award is made, either at the time such Award is made or at the time any shares of Stock become issuable under that Award. However, the issuance of such shares shall be subject to the Restricted Stock Unit Participant’s satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes.

(d)    Transferability.  The Restricted Stock Unit Participant who receives a Restricted Stock Unit Award shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of his or her interest in such Award or the underlying shares of Stock, whether by operation of law or otherwise, and such Award shall not be made subject to execution, attachment or similar process. Any attempt by such Restricted Stock Unit Participant to do so shall constitute the immediate and automatic forfeiture of such Restricted Stock Unit Award. Notwithstanding the foregoing, any shares of Stock which vest under the Restricted Stock Unit Agreement but which remain unissued at the time of the Restricted Stock Unit Participant’s death shall be issued to the beneficiary most recently named by such Restricted Stock Unit Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Restricted Stock Unit Participant by will or by the laws of descent and distribution. In the event such vested shares of Stock are to be issued to the executors, administrators, heirs or distributees of the estate of a deceased Restricted Stock Unit Participant, or his or her designated beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Restricted Stock Unit Agreement and in accordance with such terms and conditions as may be specified from time to time by the Board, the Company shall be under no obligation to effect such issuance unless and until the Board is satisfied that each person to receive such Stock is the duly appointed legal representative of the deceased Restricted Stock Unit Participant’s estate or the proper legatee or distributee thereof or the named beneficiary of such Restricted Stock Unit Participant.

(e)    Forfeiture of Restricted Stock Units.  If the Restricted Stock Unit Participant’s Continuous Status as an Employee, Director or Consultant terminates for any reason, all of the Restricted Stock Units subject to his or her outstanding Restricted Stock Unit Awards shall, to the extent not vested at that time, be forfeited, and no shares of Stock shall be issued pursuant to those forfeited Restricted Stock Units, unless the Board has provided in the Restricted Stock Unit Agreement or in an employment or consulting agreement with the Restricted Stock Unit Participant that no such forfeiture shall occur, or the Board, in its sole discretion, otherwise determines to waive such forfeiture.

(f)    Issuance of Stock Certificates.  Each Restricted Stock Unit Participant who becomes entitled to an issuance of shares of Stock following the vesting of his or her Restricted Stock Unit Award shall, subject to Sections 8(a) and 8(b), be issued one or more stock certificates for those shares. Subject to such Sections 8(a) and 8(b), each such stock certificate shall be registered in the name of the Restricted Stock Unit Participant and shall be freely transferable, subject to any market black-out periods which may be imposed by the Company from time to time or insider trading policies to which the Restricted Stock Unit Participant may at the time be subject.

8.    CONDITIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

(a)    Securities Law Compliance.  The Plan, the grant of Options and Restricted Stock or Restricted Stock Unit Awards thereunder, the exercise of Options thereunder and the obligation of the Company to issue shares of Stock on the exercise of Options, at the expiration of the applicable Restriction Period for Restricted Stock or upon the occurrence of the designated issuance date for shares of Stock subject to vested Restricted Stock Units, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, in the opinion of the Board. Options may not be exercised, Restricted Stock and Restricted Stock Unit Awards may not be granted, and shares of Stock may not be issued if any such action would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. No Option may be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. No Stock may be issued in connection with a Restricted Stock or Restricted Stock Unit Award unless (i) a registration statement under the Securities Act shall at the time of issuance of the Stock be in effect with respect to the shares of Stock to be issued or (ii) in the opinion of legal counsel to the Company, the shares of Stock to be issued on expiration of the applicable Restriction Period or upon the designated issuance date for vested Restricted Stock Units may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option and the issuance of any Stock in connection with a Restricted Stock or Restricted Stock Unit Award, the Company may require the Optionee or the Restricted Stock or Restricted Stock Unit Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(b)    Investment Representations.  The Company may require any Optionee or a Restricted Stock or Restricted Stock Unit Participant, or any person to whom an Option or Restricted Stock or Restricted Stock Unit Award is transferred, as a condition of exercising such Option or receiving shares of Stock pursuant to such Restricted Stock or Restricted Stock Unit Award, to (A) give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or receiving such Stock, and (B) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock for such person’s own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the Stock has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, with the advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

9.    ADJUSTMENTS ON CERTAIN EVENTS.

(a)    No Effect on Powers of Board or Shareholders.  The existence of the Plan and any Options or any Restricted Stock or Restricted Stock Unit Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any of its subsidiaries, any merger or consolidation of the Company or a subsidiary of the Company, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b)    Changes in Control.

(i)    Options.  Each Option Agreement shall provide that in the event that the Company is subject to a Change in Control:

(A)    immediately prior thereto all outstanding Options shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Option Agreement; and

(B)    the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee’s consent, the shares subject to an Option may (1) continue as an immediately exercisable Option of the Company (if the Company is the surviving corporation), (2) be assumed as immediately exercisable Options by the surviving corporation or its parent, (3) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for the Option, or (4) be cancelled after payment to the Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to the Option multiplied by the remainder of (i) the amount per share to be received by holders of the Company’s Stock in the sale, merger or consolidation, minus (ii) the exercise price per share of the shares subject to the Option.

(ii)    Restricted Stock Awards.  Each Restricted Stock Agreement shall provide that, immediately prior to a Change in Control, all restrictions imposed by the Board on any outstanding Restricted Stock Award shall be automatically canceled, the Restriction Period applicable to all outstanding Restricted Stock Awards shall immediately terminate, and such Restricted Stock Awards shall be fully vested, subject to the Restricted Stock Participant’s satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes. Any applicable performance goals shall be deemed achieved at not less than the target level, notwithstanding anything to the contrary in the Plan or the Restricted Stock Agreement.

(iii)    Restricted Stock Unit Awards.  Each Restricted Stock Unit Agreement shall provide that, immediately upon a Change in Control, the Restricted Stock Units subject to such Agreement shall automatically vest in full, and the shares subject to those vested Restricted Stock Units shall be issued, notwithstanding any deferred issuance date otherwise in effect at the time for such shares, subject to the Restricted Stock Unit Participant’s satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes. Accordingly, all performance milestones or service requirements in effect for those Restricted Stock Units shall be deemed to have been fully achieved or completed, notwithstanding anything to the contrary in the Plan or the Restricted Stock Unit Agreement.

(c)    Adjustment Of Shares.  The aggregate number, class and kind of shares of stock available for issuance under the Plan, the limitation set forth in Section 4(c) on the maximum number, class and kind of shares of Stock that may be issued by a single officer under the Plan, the number, class and kind of shares under each outstanding Restricted Stock or Restricted Stock Unit Award and the cash consideration (if any) payable per share, the exercise price of each Option and the number, class and kind of shares purchasable on exercise of such Option shall be appropriately adjusted by the Board in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or any outstanding Restricted Stock or Restricted Stock Unit Awards or otherwise necessary to reflect any such change, if the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this Section 9(c) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. In case of any adjustment pursuant to this Section 9(c) with respect to an Option, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. If, as a result of any adjustment pursuant to this Section 9(c), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation. Any new or additional shares or securities received by a Restricted Stock Participant shall be subject to the same terms and conditions, including the Restriction Period, as related to the original Restricted Stock Award.

(d)    Receipt of Assets Other Than Stock.  If at any time, as a result of an adjustment made pursuant to this Section 9, an Optionee or a Restricted Stock or Restricted Stock Unit Participant shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the Option or expiration of the Restriction Period or the designated issuance date for the securities subject to vested Restricted Stock Units shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this Section 9, and the provisions of this Plan with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

(e)    Fractional Shares.  All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share.

(f)    Inability to Prevent Acts Described in Section 9; Uniformity of Actions Not Required.  No Optionee and no Restricted Stock or Restricted Stock Unit Participant shall have or be deemed to have any right to prevent the consummation of the acts described in this Section 9 affecting the number of shares of Stock subject to any Option or any Restricted Stock or Restricted Stock Unit Award held by the Optionee or the Restricted Stock or Restricted Stock Unit Participant. Any actions or determinations by the Board under this Section 9 need not be uniform as to all outstanding Options or outstanding Restricted Stock or Restricted Stock Unit Awards, and need not treat all Optionees or all Restricted Stock or Restricted Stock Unit Participants identically.

10.    TAX WITHHOLDING OBLIGATIONS.

(a)    General Authorization.  The Company is authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees and Restricted Stock and Restricted Stock Unit Participants (including, for purposes of this Section 10, any other person entitled to exercise an Option or receive shares of Stock pursuant to a Restricted Stock or Restricted Stock Unit Award under the Plan) for the payment of all federal, state, local and/or foreign taxes in connection with any Option grant or exercise, any Restricted Stock Award or any Stock issuance pursuant to a vested Restricted Stock Unit Award (including, but not limited to, actions pursuant to the following Section 10(b)).

(b)    Withholding Requirement and Procedure.

(i)    Options.  Whenever the Company proposes or is required to issue or transfer shares of Stock with respect to an Option, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, including, for each Optionee who is an Employee, the employee portion of the FICA (Social Security and Medicare) taxes. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

(ii)    Restricted Stock.  Each Restricted Stock Participant shall, no later than the date as of which the value of the Restricted Stock Award first becomes includible in the gross income of the Restricted Stock Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Restricted Stock Award, including, for each Restricted Stock Participant who is an Employee, the employee portion of the FICA (Social Security and Medicare) taxes applicable to the shares of Stock or other property. No Stock shall be delivered to a Restricted Stock Participant with respect to a Restricted Stock Award until such payment or arrangement has been made. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Restricted Stock Participant. Notwithstanding the above, the Board may, in its discretion and pursuant to procedures approved by the Board, permit the Restricted Stock Participant to elect withholding by the Company of Stock or other property otherwise deliverable to such Restricted Stock Participant pursuant to his or her Restricted Stock Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Stock on the payment date.

(c)    Section 83(b) Election.  If a Restricted Stock Participant makes an election under Code Section 83(b), or any successor section thereto, to be taxed with respect to a Restricted Stock Award as of the date of transfer of the Restricted Stock rather than as of the date or dates on which the Restricted Stock Participant would otherwise be taxable under Code Section 83(a), such Restricted Stock Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

(d)    Restricted Stock Units.  Each Restricted Stock Unit Participant shall comply with the following tax withholding requirements:

(i)    Income Taxes.  The Restricted Stock Unit Participant shall no later than the date as of which the shares of Stock which vest under his or her vested Restricted Stock Unit Award first becomes includible in his or her gross income for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company regarding payment to the Company of, any income taxes required by law to be withheld with respect to the Stock or other property issuable pursuant to such vested Restricted Stock Unit Award.

(ii)    Employment Taxes.  Any Restricted Stock Unit Participant who is an Employee shall be liable for the payment of the employee portion of the FICA (Social Security and Medicare) taxes applicable to the shares of Stock subject to his or her Restricted Stock Unit Award at the time those shares vest. The FICA taxes shall be based upon the Fair Market Value of the shares of Stock on the date those shares vest under the Restricted Stock Unit Award.

No Stock shall be delivered to a Restricted Stock Unit Participant with respect to a Restricted Stock Unit Award until such income and employment withholding taxes have been collected. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Restricted Stock Unit Participant. Notwithstanding the above, the Board may, in its discretion and pursuant to procedures approved by the Board, permit the Restricted Stock Unit Participant to satisfy the federal and state income withholding taxes applicable to the issued shares of Stock, together with any FICA withholding taxes due at the time of such Stock issuance, by having the Company withhold shares of Stock (based on the Fair Market Value of the Stock on the issuance date) or other property otherwise deliverable to such Restricted Stock Unit Participant in settlement of his or her vested Restricted Stock Unit Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required income tax withholding obligations using the minimum statutory withholding rates for federal, state and/or local tax purposes, that are applicable to supplemental taxable income

11.    AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)    Amendment, Termination or Suspension of Plan.  The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, retroactively or otherwise, for any reason; provided, however, that unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension, or termination shall be made that would materially impair the previously accrued rights of any Optionee or any Restricted Stock or Restricted Stock Unit Participant with respect to his or her Option or his or her Restricted Stock or Restricted Stock Unit Award without his or her written consent.

(b)    Amendment of Options and Restricted Stock and Restricted Stock Unit Awards.  The Board may amend the terms of any Option or any Restricted Stock or Restricted Stock Unit Award previously granted, including any Option Agreement or any Restricted Stock or Restricted Stock Unit Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Optionee or any Restricted Stock or Restricted Stock Unit Participant with respect to any such Option or any Restricted Stock or Restricted Stock Unit Award without his or her written consent.

(c)    Automatic Termination of Plan.  Unless sooner terminated, the Plan shall terminate on the date that the aggregate the total number of shares of Stock subject to the Plan have been issued pursuant to the Plan’s provisions, and no shares covered by a Restricted Stock Award are any longer subject to any Restriction Period.

12.    RIGHTS OF EMPLOYEES, DIRECTORS, CONSULTANTS AND OTHER PERSONS.

Neither this Plan nor any Options or Restricted Stock or Restricted Stock Unit Awards shall confer on any Optionee, Restricted Stock or Restricted Stock Unit Participant or other person:

(a)    Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

(b)    Any right with respect to continuation of employment by the Company or any Subsidiary or engagement as a Consultant or Director, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs or engages an Optionee or a Restricted Stock or Restricted Stock Unit Participant to terminate that person’s employment or engagement at any time with or without cause.

(c)    Any right to be selected to participate in the Plan or to be granted an Option or a Restricted Stock or Restricted Stock Unit Award; or

(d)    Any right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or its subsidiaries, nor be construed as limiting in any way the right of the Company or its subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee or consultant bonus, and, if so paid, the amount thereof and the manner of such payment.

13.    COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT.

So long as a class of the Company’s equity securities is registered under Section 12 of the Exchange Act, the Company intends that the Plan shall comply in all respects with Rule 16b-3. If during such time any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect without change. All transactions under the Plan during such time shall be executed in accordance with the requirements of Section 16 of the Exchange Act and the applicable regulations promulgated thereunder.

14.    LIMITATION OF LIABILITY AND INDEMNIFICATION.

(a)    Contractual Liability Limitation.  Any liability of the Company or its subsidiaries to any Optionee or any Restricted Stock or Restricted Stock Unit Participant with respect to any Option or any Restricted Stock or Restricted Stock Unit Award shall be based solely on contractual obligations created by the Plan and the Option Agreements and the Restricted Stock or Restricted Stock Unit Agreements outstanding thereunder.

(b)    Indemnification.  In addition to such other rights of indemnification as they may have as Directors or officers, Directors and officers to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

15.    MISCELLANEOUS

(a)    Effective Date.  The effective date of the Plan shall be the date the Plan is approved by the stockholders of the Company or such later date as shall be determined by the Board.

(b)    Acceptance of Terms and Conditions of Plan.  By accepting any benefit under the Plan, each Optionee and each Restricted Stock or Restricted Stock Unit Participant and each person claiming under or through such Optionee or such Restricted Stock or Restricted Stock Unit Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Company, the Board or the Committee, in any case in accordance with the terms and conditions of the Plan.

(c)    No Effect on Other Arrangements.  Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or its subsidiaries, or prevent or limit the right of the Company or any subsidiary to establish any other forms of incentives or compensation for their Employees, Directors or Consultants or grant or assume restricted stock or other rights otherwise than under the Plan.

(d)    Choice of Law.  The Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to such state’s conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

Annex A

NONQUALIFIED STOCK OPTION AGREEMENT

Dear                                     :

Waste Connections, Inc. (the “Company”), pursuant to its 2004 Equity Incentive Plan (the “Plan”), has granted to you an option to purchase shares of the common stock of the Company (“Stock”). This option is not intended to qualify and will not be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The grant under this Nonqualified Stock Option Agreement (the “Agreement”) is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

The option granted hereunder is subject to and governed by the following terms and conditions:

1.    Award Date:

2.    Number of Shares Subject to Option:

3.    Vesting Schedule.  Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)

The installments provided for are cumulative. Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.

4.    Exercise Price.

(a)    The exercise price of this option is $ per share.

(b)    Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise the Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, by cashless exercise described in Section 5(d) of the Plan and complying with its provisions, or by delivering a combination of such forms of payment. Such Stock (i) shall be valued at its Fair Market Value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company’s reported earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

5.    Partial or Early Exercise.

(a)    Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Employee, Director or Consultant to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 3 hereof; provided that:

(i)    a partial exercise of this option shall be deemed to cover first vested shares and then unvested shares next vesting;

(ii)    any shares so purchased that shall not have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company; and

Annex A: Page 1

(iii)    you shall enter into an Early Exercise Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

(b)    The election provided in this paragraph 5 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Employee, Director or Consultant and may not be exercised from or after the date thereof.

6.    Fractional Shares.  This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

7.    Securities Law Compliance.  Notwithstanding anything to the contrary herein, this option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, this option may not be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the option be in effect with respect to the shares issuable upon exercise of the option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

8.    Term.  The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on                                      (which date shall be no more than five years from the award date in Section 1 of this Agreement). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term on the date of termination of your Continuous Status as an Employee, Director or Consultant for any reason or for no reason, unless:

(a)    such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or six months after such termination of your Continuous Status as an Employee, Director or Consultant; or

(b)    such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it shall have been exercisable under Section 2 of this Agreement on the date of such termination.

9.    Conditions on Exercise.

(a)    This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 7 of the Plan.

(b)    By exercising this option you agree that the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Exchange Act, require that you not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date (the “Effective Date”) of the registration statement of the Company filed under the Exchange Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, you will be deemed to own securities which (A) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees, (B) may be acquired by you within sixty days of the Effective Date, (C) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal

Annex A: Page 2

descendants, or (D) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

10.    Adjustments on Certain Events.

(a)    In the event that the Company is subject to a Change in Control:

(i)    immediately prior thereto this option shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered hereby, notwithstanding anything to the contrary in the Plan or this Agreement; and

(ii)    the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee’s consent, the shares subject to this option may (A) continue as an immediately exercisable option of the Company (if the Company is the surviving corporation), (B) be assumed as immediately exercisable options by the surviving corporation or its parent, (C) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for this option, or (D) be cancelled after payment to Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to this option multiplied by the remainder of (1) the amount per share to be received by holders of the Company’s Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to this option.

(b)    The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this Section 10(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. If, as a result of any adjustment pursuant to this Section 10(b), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation.

(c)    If at any time, as a result of an adjustment made pursuant to this Section 10, the Optionee shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this Section 10, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

(d)    All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share on any exercise of the option.

11.    Non-Transferability.  This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes. Unless the Company approves such a transfer, this option is exercisable during your life only by you.

Annex A: Page 3

12.    Rights of Optionee.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. If this option is granted to you in connection with your performance of services as a Consultant, references to employment, Employee and similar terms shall be deemed to include the performance of services as a Consultant; provided that no rights as an Employee shall arise by reason of the use of such terms.

13.    Tax Withholding Obligations.  Whenever the Company proposes or is required to issue or transfer shares of Stock to you with respect to an Option, the Company shall have the right to require you to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements, including your applicable share of any employment taxes, prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

14.    Notice.   Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

15.    Agreement Subject to Plan.  This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

WASTE CONNECTIONS, INC.

By	Duly authorized on behalf of the Board of Directors

ATTACHMENTS:

Waste Connections, Inc. 2004 Equity Incentive Plan
Notice of Exercise

Annex A: Page 4

The undersigned:

(a)    Acknowledges receipt of the foregoing Nonqualified Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

(b)    Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE:
   (Initial)

OTHER:

OPTIONEE

Address:

Annex A: Page 5

NOTICE OF EXERCISE

Waste Connections, Inc. 35 Iron Circle, Suite 200 Folsom, CA 95630-8589	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my Nonqualified Stock Option Agreement that I elect to purchase the number of shares of Common Stock (“Stock”) of Waste Connections, Inc. (the “Company”) for the price set forth below.

Option Agreement dated:
Number of shares as to which option is exercised:
Certificates to be issued in name of:
Total exercise price:	$
Cash payment delivered herewith:	$
Value of shares of common stock delivered herewith:	$

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Waste Connections, Inc. 2004 Equity Incentive Plan or the Option Agreement, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

I hereby represent, warrant and agree with respect to the shares of Stock of the Company that I am acquiring by this exercise of the option (the “Shares”) that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act (the “Effective Date”) as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, I will be deemed to own securities that (i) are owned, directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to this restriction until the end of such period.

Very truly yours,

[1]
Shares must meet the public trading requirements set forth in the Options Agreement. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the Option Agreement, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

Annex A: Page 6

Annex B

RESTRICTED STOCK AGREEMENT

Dear                                     :

Waste Connections, Inc. (the “Company”), pursuant to its 2004 Equity Incentive Plan (the “Plan”) has granted to you an award of Restricted Stock (“Award”) in shares of common stock of the Company (“Stock”). The Restricted Stock will be issued to you subject to restrictions on transfer and otherwise, which will lapse over the Restricted Period, provided that you maintain Continuous Status as an Employee, Director or Consultant.

The grant under this Restricted Stock Agreement (the “Agreement”) is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

The Award granted hereunder is subject to and governed by the following terms and conditions:

1.    Award Date:                                     .

2.    Number of Shares Subject to Award:                                     .

3.    Purchase Price. The purchase price for each share of Stock awarded by this Agreement is $         .

4.    Vesting Schedule. The Award of Restricted Stock shall be deemed non-forfeitable and such Stock shall no longer be considered Restricted Stock on the earlier of a Change in Control or the expiration of the Restriction Period on the following dates with respect to the following percentages of the total shares of Restricted Stock awarded, and the Company shall, within a reasonable time and subject to Section 5, deliver stock certificates evidencing such Stock to you:

(a)    Schedule of Expiration of Restriction Period.  The overall restriction period, which begins on the date of the grant of the Award and ends on the anniversary of the grant of the Award (the “Restriction Period”), expires in equal phases:

Date	Restriction Period Expires with Respect to the Following Percentage of Total Shares of Restricted Stock Awarded
On grant	0%
As of , 20 (first anniversary of grant)		%
[As of , 20 (second anniversary of grant)]	[	%]
[As of , 20 (third anniversary of grant)]	[	%]
[As of , 20 (fourth anniversary of grant)]	[	%]

(b)    Forfeiture of Restricted Stock.  If, during the Restriction Period, your Continuous Status as an Employee, Director or Consultant terminates for any reason, you will forfeit any shares of Restricted Stock as to which the Restriction Period has not yet expired.

5.    Conditions on Awards.  Notwithstanding anything to the contrary herein:

(a)    Securities Law Compliance.  Awards may not be granted and shares of stock may not be issued if either such action would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system on which the Stock may then be listed. In addition, no Stock may be issued unless (a) a registration statement under the Securities Act shall at the time of issuance of the Stock be in effect with respect to the shares of Stock to be issued or (b) in the opinion of legal counsel to the Company, the shares of Stock to be issued on expiration of the applicable Restriction Period may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company

Annex B: Page 1

may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(b)    Investment Representation.   The Company may require you, or any person to whom an Award is transferred, as a condition of receiving shares of Stock pursuant to such Award, to (A) give written assurances satisfactory to the Company as to your knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that you are capable of evaluating, alone or together with the purchaser representative, the merits and risks of receiving such Stock, and (B) to give written assurances satisfactory to the Company stating that you are acquiring the Stock for your own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the Stock has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws.

6.    Non-Transferability of Award.  During the Restriction Period stated herein, you shall not sell, transfer, pledge, assign, encumber or otherwise dispose of the Restricted Stock whether by operation of law or otherwise and shall not make such Restricted Stock subject to execution, attachment or similar process. Any attempt by you to do so shall constitute the immediate and automatic forfeiture of such Award. Notwithstanding the foregoing, you may designate the payment or distribution of the Award (or any portion thereof) after your death to the beneficiary most recently named by you in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by you by will or by the laws of descent and distribution. In the event any Award is to be paid or distributed to the executors, administrators, heirs or distributees of your estate, or to your beneficiary, in any such case pursuant to the terms and conditions of the Plan and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons to receive such Stock is the duly appointed legal representative of your estate or the proper legatee or distributee thereof or your named beneficiary.

7.    Adjustments on Certain Events.

(a)    Changes in Control.  Immediately prior to a Change in Control, all restrictions imposed by the Committee on any outstanding Award shall be immediately automatically canceled, the Restriction Period shall immediately terminate and the Award shall be fully vested, notwithstanding anything to the contrary in the Plan or the Agreement.

(b)    Adjustment of Shares.  The number, class and kind of shares under the Award shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to the Award or otherwise necessary to reflect any such change, if the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this Section 7(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof. Any new or additional shares or securities that you receive are subject to the same terms and conditions, including the Restriction Period, as related to the original Award.

(c)    Receipt of Assets other than Stock.  If at any time, as a result of an adjustment made pursuant to this Section 7, you shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on expiration of the Restriction Period shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this Section 7, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

Annex B: Page 2

(d)    Fractional Shares.  All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue any fractional share.

(e)    Inability to Prevent Acts Described in Section 7; Uniformity of Actions Not Required.  No Restricted Stock Participant shall have or be deemed to have any right to prevent the consummation of the acts described in this Section 7 affecting the number of shares of Stock subject to any Award held by the Restricted Stock Participant. Any actions or determinations by the Committee under this Section 7 need not be uniform as to all outstanding Awards, and need not treat all Restricted Stock Participants identically.

8.    Rights of Restricted Stock Participant. This Plan and the Awards shall not confer on you or any other person:

(a)     Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

(b)     Any right with respect to continuation of employment or a consulting or directorship arrangement with the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs you or engages you as a consultant or director to terminate your employment or consulting or directorship arrangement at any time with or without cause;

(c)     Any right to be selected to participate in the Plan or to be granted an Award; or

(d)     Any right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or its subsidiaries, nor be construed as limiting in any way the right of the Company or its subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee, consultant or director bonuses, and, if so paid, the amount thereof and the manner of such payment.

9.    Tax Withholding Obligations.

(a)    Withholding Requirement and Procedure. You shall (and in no event shall Stock be delivered to you with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in your gross income for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, including your applicable share of any employment taxes, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to you. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit you to elect withholding by the Company of Stock or other property otherwise deliverable to you pursuant to your Award, provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Stock on the payment date.

(b)    Section 83(b) Election. If you make an election under Code Section 83(b), or any successor section thereto, to be taxed with respect to an Award as of the date of transfer of the Restricted Stock rather than as of the date or dates on which you would otherwise be taxable under Code Section 83(a), you shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any of its affiliates shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

10.    Notice. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

11.    Agreement Subject to Plan. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, and is further subject to all interpretations, amendments, rules

Annex B: Page 3

and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

WASTE CONNECTIONS, INC.

By

Ronald J. Mittelstaedt

President and Chief Executive Officer

ATTACHMENT:

Waste Connections, Inc. 2004 Equity Incentive Plan

Annex B: Page 4

The undersigned:

(a)    Acknowledges receipt of the foregoing Restricted Stock Award Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the Award granted under the Agreement are set forth in such Agreement and the Plan; and

(b)    Acknowledges that as of the date of the Award set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned participant and the Company and it Subsidiaries regarding the acquisition of Stock pursuant to the Award and supersedes all prior oral and written agreements on that subject.

RESTRICTED STOCK PARTICIPANT

Address:

Annex B: Page 5

Annex C

RESTRICTED STOCK UNIT AGREEMENT

Dear                                     :

Waste Connections, Inc. (the “Company”) has awarded you Restricted Stock Units under the Company’s 2004 Equity Incentive Plan (the “Plan”). The units will entitle you to receive shares of the Company’s common stock in a series of installments over your period of continued service with the Company. Each Restricted Stock Unit represents the right to receive one share of the Company’s common stock (“Common Stock”) on the vesting date of that unit. Unlike a typical stock option program, the shares will be issued to you as a bonus for your continued service over the vesting period, without any cash payment required from you. However, you must pay the applicable income and employment withholding taxes (described below) when due.

The award (the “Award”) under this Restricted Stock Unit Agreement (the “Agreement”) is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s Employees, Directors and Consultants. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

The Award granted hereunder is subject to and governed by the following terms and conditions:

1.    Award Date:                                     .

2.    Number of Shares Subject to Award: shares of the Company’s common stock (the “Shares”).

3.    Vesting Schedule:  The Shares will vest and become issuable in a series of four (4) successive equal annual installments upon your completion of each year of Continuous Status as an Employee, Director or Consultant over the four (4) year period measured from the Award Date. However, no Shares which vest in accordance with such schedule will actually be issued until you satisfy all applicable income and employment withholding taxes.

4.    Forfeitability:  Should your Continuous Status as an Employee, Director or Consultant cease for any reason prior to vesting in one or more Shares subject to your Award, then your Award will be cancelled with respect to those unvested Shares and the number of your Restricted Stock Units will be reduced accordingly, and you will cease to have any right or entitlement to receive any Shares under those cancelled units.

5.    Transferability:  Prior to your actual receipt of the Shares in which you vest under your Award, you may not transfer any interest in your Award or the underlying Shares or pledge or otherwise hedge the sale of those Shares, including (without limitation) any short sale, put or call option or any other instrument tied to the value of those Shares. Any attempt by you to do so will result in an immediate forfeiture of the Restricted Stock Units awarded to you hereunder. However, your right to receive any Shares which have vested under your Restricted Stock Units but which remain unissued at the time of your death may be transferred pursuant to the provisions of your will or the laws of inheritance or to your designated beneficiary following your death. In the event the Shares which vest hereunder are to be issued to the executors, administrators, heirs or distributees of your estate or to your designated beneficiary, the Company shall be under no obligation to effect such issuance unless and until the Committee is satisfied that the person to receive those Shares is the duly appointed legal representative of your estate or the proper legatee or distributee thereof or your named beneficiary.

Any Shares issued to you pursuant to the terms of this Agreement may not be sold or transferred in contravention of (i) any market black-out periods the Company may impose from time to time or (ii) the Company’s insider trading policies to the extent applicable to you.

6.    Adjustments.   The number, class and kind of securities subject to your Restricted Stock Units hereunder shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to those Restricted Stock Units or as otherwise necessary to reflect any such change, if the Company shall (i) pay a dividend in, or make a distribution of, shares of Common Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive such Common Stock), or evidences of indebtedness or other property or assets, on the outstanding Common Stock,

Annex C: Page 1

(ii) subdivide the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of such Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation). An adjustment made pursuant to this Section 6 shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof.

7.    Federal Income Taxation:  You will recognize ordinary income for federal income tax purposes on the date the Shares subject to your Award vest, and you must satisfy the income tax withholding obligation applicable to that income. The amount of your taxable income will be equal to the closing selling price per share of Common Stock on the New York Stock Exchange on the vesting date times the number of Shares which vest on that date.

8.    FICA Taxes:  You will be liable for the payment of the employee share of the FICA (Social Security and Medicare) taxes applicable to the Shares subject to your Award at the time those shares vest. FICA taxes will be based on the closing selling price of the shares on the New York Stock Exchange on the date those Shares vest under your Award.

9.    Withholding Taxes:  You must pay all applicable federal and state income and employment withholding taxes when due. Those taxes will be deducted from your paycheck on the pay day coincident with or next following the date on which such liability arises, unless you elect to satisfy your withholding tax liability through either of the following alternatives:

–	the delivery of your separate check payable to the Company or,

– the use the proceeds from a same-date sale of the Shares issued to you, provided such a sale is permissible under the Company’s trading policies governing your sale of Company shares and you are not at the time an executive officer subject to the short-swing trading restrictions of the federal securities laws.

Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit you to satisfy the federal, state and/or local income and employment withholding taxes applicable to the Shares which vest under your Award by having the Company withhold a portion of those vested Shares with a Fair Market Value (measured as of the vesting date) equal to such withholding tax liability; provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

10.    Stockholder Rights:  You will not have any stockholder rights, including voting rights and actual dividend rights, with respect to the Shares subject to your Award until you become the record holder of those Shares following their actual issuance to you and your satisfaction of the applicable withholding taxes.

11.    [OPTIONAL PROVISION] Dividend Equivalent Rights:  Should a regular cash dividend be declared on the Common Stock at a time when unissued shares of such Common Stock are subject to your Award, then the number of Shares at that time subject to your Award will automatically be increased by an amount determined in accordance with the following formula, rounded down to the nearest whole share:

X = (A x B)/C, where
X	=	the additional number of Shares which will become subject to your Award by reason of the cash dividend;
A	=	the number of unissued Shares subject to this Award as of the record date for such dividend;
B	=	the per Share amount of the cash dividend; and
C	=	the closing selling price per share of Common Stock on the Nasdaq National Market on the payment date of such dividend.

The additional Shares resulting from such calculation will be subject to the same terms and conditions as the unissued Shares to which they relate under your Award.

Annex C: Page 2

12.    Change in Control.  In the event of a Change in Control, the vesting of the Shares subject to your Award will accelerate in full immediately upon such Change in Control and the shares subject to your Award shall be issued, subject to your satisfaction of all applicable federal, state, local and/or foreign income and employment withholding taxes.

13.    Securities Law Compliance.  No Shares will be issued pursuant to your Award if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system on which the Common Stock may then be listed. In addition, no Shares will be issued unless (a) a registration statement under the Securities Act is in effect at that time with respect to the Shares to be issued or (b) in the opinion of legal counsel to the Company, those Shares may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Shares, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.    Notice.  Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

15.    Remaining Terms.  The remaining terms and conditions of your Award are governed by the Plan, and your Award is also subject to all interpretations, amendments, rules and regulations which may from time to time be adopted under the Plan. The official prospectus summarizing the principal features of the Plan is available for review on the Company’s website at http://www.wasteconnections.com. Please review the plan prospectus carefully so that you fully understand your rights and benefits under your Award and the limitations, restrictions and vesting provisions applicable to the Award. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall be controlling.

16.    Limitations:  Nothing in this Agreement or the Plan shall confer on you or any other person:

(a)     Any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable agreement;

(b)     Any right with respect to continuation of employment or a consulting or directorship arrangement with the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs you or engages you as a consultant or director to terminate your employment or consulting or directorship arrangement at any time, with or without cause;

(c)     Any right to be selected to participate in the Plan or to be granted an Award; or

(d)     Any right to receive any bonus, whether payable in cash or in Common Stock, or in any combination thereof, from the Company or its Subsidiaries, nor be construed as limiting in any way the right of the Company or its Subsidiaries to determine, in its sole discretion, whether or not it shall pay any employee, consultant or director bonuses, and, if so paid, the amount thereof and the manner of such payment.

Please execute the Acknowledgment section below to indicate your acceptance of the terms and conditions of your Award.

WASTE CONNECTIONS, INC.

BY:

TITLE:

Annex C: Page 3

ACKNOWLEDGMENT

I hereby acknowledge and accept the foregoing terms and conditions of the restricted stock unit award evidenced hereby. I further acknowledge and agree that the foregoing sets forth the entire understanding between the Company and me regarding my entitlement to receive the shares of the Company’s common stock subject to such award and supersedes all prior oral and written agreements on that subject.

SIGNATURE:

PRINTED NAME:

DATED:                       , 2004

Annex C: Page 4

WASTE CONNECTIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 25, 2006
10:00 A.M., Pacific Time

SHERATON GRAND SACRAMENTO
1230 J Street
Sacramento, CA 95814

Waste Connections, Inc. 35 Iron Point Circle, Suite 200 Folsom, California 95630	proxy

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on May 25, 2006.

The undersigned holder of Common Stock of Waste Connections, Inc. (“WCI”) acknowledges receipt of WCI’s Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 10, 2006, and Annual Report to Stockholders for fiscal year 2005. The undersigned revokes all prior proxies and appoints Ronald J. Mittelstaedt and Worthing F. Jackman, and each of them, individually and with full powers of substitution and resubstitution, proxies for the undersigned to vote all shares of WCI Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 25, 2006 at 10:00 A.M., Pacific Time, at the Sheraton Grand Sacramento, 1230 J Street, Sacramento, California 95814, and any adjournment thereof, as designated on the reverse side of this Proxy Card.

THIS PROXY WILL BE VOTED ACCORDING TO THE SPECIFICATIONS YOU MAKE ON THE REVERSE SIDE. IF YOU DO NOT SPECIFY ON THE REVERSE SIDE BUT YOU DO SIGN AND DATE THIS PROXY CARD, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 REFERRED TO ON THE REVERSE SIDE.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

Please detach here

The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3.

1. Election of Directors:

01 Michael W. Harlan

02 William J. Razzouk

☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approval of the Second Amended and Restated 2004 Equity Incentive Plan.

☐ For	☐ Against	☐ Abstain

3. Ratification of appointment of PricewaterhouseCoopers LLP as WCI's independent registered public accounting firm for the fiscal year ending December 31, 2006.

☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box      ☐       Indicate changes below:

If you plan to attend the Annual Meeting of Stockholders, please mark the following box.     ☐

Date: _________________________, 2006

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.